UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

Filed by Registrant ☑ Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cash Account Trust

Deutsche DWS Asset Allocation Trust

Deutsche DWS Equity 500 Index Portfolio

Deutsche DWS Global/International Fund, Inc.

Deutsche DWS Income Trust

Deutsche DWS Institutional Funds

Deutsche DWS International Fund, Inc.

Deutsche DWS Investment Trust

Deutsche DWS Market Trust

Deutsche DWS Money Funds

Deutsche DWS Money Market Trust

Deutsche DWS Municipal Trust

Deutsche DWS Portfolio Trust

Deutsche DWS Securities Trust

Deutsche DWS State Tax-Free Income Series
Deutsche DWS Tax Free Trust

Government Cash Management Portfolio

Investors Cash Trust

(Name of Registrant as Specified in Its Charter)

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DWS FUNDS

_____________, 2024

Dear Shareholders:

The Boards of Trustees/Directors of the DWS funds (“we” or the “board”) are asking shareholders of the DWS funds (“you” or “shareholders”) to vote on a number of proposals related to the DWS funds, and we would like to explain what these votes are about.

First, all shareholders are being asked to vote on a proposal to elect board members of the DWS funds. As a result of recent retirements from the board and the scheduled retirements of three current board members at the end of 2024, the board is calling a special shareholder meeting to ask shareholders to elect board members. To provide continuity in the board’s oversight of the DWS funds, the board unanimously recommends that shareholders approve a slate of six board member nominees for each fund that includes five continuing individuals who currently serve on the board of some or all of the DWS funds and one individual who does not currently serve on the board of any of the DWS funds. If the board member nominees are elected, the elections will be immediately effective and with the retiring board members, the board will be comprised of nine board members until December 31, 2024. Following the retirements scheduled for the end of 2024, each DWS fund’s board will be comprised of six board members. These six board member nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the board with extensive knowledge of the DWS funds and fund management, while the others will have joined the board in the past three years, providing a great mix of experience and new perspectives. The board plays an essential role in providing oversight of fund operations, fund management, and other service providers to the funds, and we urge you to take the time to vote on this important proposal.

In addition to electing board members, shareholders of certain DWS funds are also being asked to vote on additional proposals. These proposals are intended to provide enhanced efficiency in operations or greater investment flexibility for the applicable DWS funds. We are seeking approval of these proposals, which have been proposed by DWS Investment Management Americas, Inc. (“DIMA”), investment advisor to the funds, and approved by the board to seek to enhance the funds’ investment operations and potentially investment results over the long term.

For DWS Global High Income Fund, DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund, DWS Small Cap Growth Fund, DWS Short-Term Municipal Bond Fund, DWS Enhanced Commodity Strategy Fund, and DWS RREEF Global Real Estate Securities Fund, shareholders are being asked to approve a proposal to adopt a policy permitting DIMA, subject to board approval, to appoint and terminate affiliated and non-affiliated sub-advisors and to materially amend sub-advisor contracts without shareholder approval. Approval of the proposal for the applicable funds will permit DIMA and the board to make decisions regarding sub-advisors to the funds without the necessity of an expensive proxy solicitation. The appointment of sub-advisors to manage other DWS funds pursuant to this policy has been seamless and has allowed DIMA, subject to board approval, to ensure that funds are managed by the best possible team of investment professionals.

For DWS Large Cap Focus Growth Fund and DWS Capital Growth Fund, shareholders are being asked to vote on a change in the funds’ diversification policy to seek to give the portfolio management team greater flexibility to make investments in a market dominated by a handful of very large companies.

For DWS Communications Fund, shareholders are being asked to vote to modify the fund’s fundamental investment concentration policy from concentrating investments in the communications field to concentrating investments in the industries in the information technology and communication services sectors. The portfolio management team believes that the current investment concentration policy has resulted in constraints on its ability to optimize exposure to companies implementing new communications-related technologies. The modified investment concentration policy seeks to provide the fund flexibility to invest in companies offering newer digital technologies while continuing to focus in key industries in the information technology and communication services sectors. The change in the fundamental investment concentration policy is part of a broader initiative to restructure DWS Communications Fund, as described in more detail in the attached Joint Proxy Statement.

For DWS Money Market Prime Series, shareholders are being asked to vote on a proposal to modify a fundamental investment policy that requires the fund to invest a minimum percentage of fund assets in the obligations of banks and other financial institutions. The proposal seeks to give DIMA and the portfolio management team flexibility to direct more investments to government securities or other appropriate investments in the future if warranted by regulatory or market changes.

After carefully reviewing the proposals, the board has determined that these actions are in the best interests of the DWS funds. The board unanimously recommends that you vote FOR the proposed slate of nominees to the boards of the DWS funds and FOR each proposal applicable to your fund(s). The Joint Proxy Statement provides further information on each proposal and shareholders should read it carefully.

Thank you for your attention to these important matters.

Sincerely yours,

Keith R. Fox (Chair)

Mary S. Daugherty

Dawn-Marie Driscoll

Richard J. Herring

Chad D. Perry

Rebecca W. Rimel

Catherine Schrand

William N. Searcy, Jr.

Questions & Answers

Q       Why am I receiving this proxy statement or a notice of the availability of this proxy statement?

A	As a result of recent retirements from the boards of trustees/directors of the DWS funds (the “board”) and the scheduled retirements of three (3) current board members of the DWS funds at the end of 2024, the board is calling a special shareholder meeting to ask shareholders to elect board members. To provide continuity in the board’s oversight of the DWS funds, the board unanimously recommends that shareholders approve a slate of six (6) board member nominees for each fund that includes five (5) continuing individuals who currently serve on the board of some or all of the DWS funds and one (1) individual who does not currently serve on the board of any of the DWS funds. If the board member nominees are elected, the elections will be immediately effective and with the retiring board members, the board will be comprised of nine (9) board members until December 31, 2024. Following the retirements scheduled for the end of 2024, each DWS fund’s board will be comprised of six (6) board members. These six board member nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the board with extensive knowledge of the DWS funds and fund management, while the others will have joined the board in the past three years, providing a great mix of experience and new perspectives.

In addition to electing board members, this proxy statement also seeks approval from shareholders of certain DWS funds for a number of other proposals aimed at enhancing the efficiency of the applicable DWS funds’ operations or providing greater investment flexibility, including:

•	adoption of a sub-advisor approval policy covering both affiliated and unaffiliated sub-advisors by a number of DWS funds;
•	a change in diversification policy for three (3) funds; and
•	modification of fundamental investment policies for two (2) funds.

Each of the proposals is described in more detail below.

After carefully reviewing the proposals, the board has determined that these actions are in the best interests of the DWS funds. The board unanimously recommends that shareholders vote FOR the proposed slate of nominees to the boards of the DWS funds and FOR each of the other proposals if applicable to their fund(s).

Q&A continued

PROPOSAL TO ELECT BOARD MEMBERS

(All Funds)

Q       Why am I being asked to vote for board members?

A	As a result of recent retirements from the boards of trustees/directors of the DWS funds (the “board”) and the scheduled retirements of three current board members of the DWS funds, the board is seeking shareholder approval of a slate of six board member nominees for each fund that includes five continuing individuals who currently serve on the board of some or all of the DWS funds and one individual who does not currently serve on the board of any of the DWS funds. If the board member nominees are elected, the elections will be immediately effective and with the retiring board members, the board will be comprised of nine board members until December 31, 2024. Following the retirements scheduled for the end of 2024, each DWS fund’s board will be comprised of six board members. These six board member nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the board with extensive knowledge of the DWS funds and fund management, while the others will have joined the board in the past three years, providing a great mix of experience and new perspectives.

Q       Why does my fund’s board recommend this proposal?

A	The board of your fund has nominated and is unanimously recommending that shareholders approve the election of each board member nominee. The board believes that your fund will benefit from the expertise, experience, independence and diversity of the board member nominees, including the extensive collective experience of the current board members in overseeing the DWS funds.

PROPOSAL TO APPROVE A SUB-ADVISER APPROVAL POLICY

(DWS Global High Income Fund, DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund, DWS Small Cap Growth Fund, DWS Short-Term Municipal Bond Fund, DWS Enhanced Commodity Strategy Fund, DWS RREEF Global Real Estate Securities Fund)

Q        Why am I being asked to vote on this proposal?

A	Shareholders of each fund listed above are being asked to approve a policy for the fund that would permit Deutsche Investment Management Americas, Inc. (“DIMA”), the fund’s investment advisor, subject to the approval of the fund’s board, but without shareholder approval, to (i) appoint and replace affiliated and unaffiliated sub-advisors and (ii) materially amend sub-advisory contracts (the “Sub-Advisor Approval Policy”). The Sub-Advisor Approval Policy is subject to the terms and conditions of an exemptive order granted to the DWS funds and DIMA by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”). One of the conditions of the Exemptive Order is that shareholder approval of the Sub-Advisor Approval Policy must be obtained before the Sub-Advisor Approval Policy can be implemented for a fund. Approval of the Sub-Advisor Approval Policy will not affect the investment management agreements between the funds and DIMA or the management fees paid to DIMA by the funds.

Q&A continued

Q       Why does my fund’s board recommend this proposal?

A	The board recommends this proposal as it believes that it is in the best interests of your fund to give DIMA greater flexibility to select, supervise and evaluate affiliated and unaffiliated sub-advisors without incurring the expense and potential delay of seeking specific shareholder approval. If DIMA and the board are authorized to implement the Sub-Advisor Approval Policy, DIMA and the Board would be able to act more quickly and with less expense to the applicable funds to appoint a sub-advisor when DIMA and the Board believe that the appointment would benefit the fund and its shareholders. The board also believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisors in DIMA, subject to review and approval by the board, in light of DIMA’s significant experience and expertise in this area. The board believes that investors may choose to invest in the funds because of DIMA’s experience in this respect. Finally, the board will continue to oversee the sub-advisor selection process to ensure that funds’ interests are protected whenever DIMA selects a sub-advisor or modifies a sub-advisory contract.

PROPOSAL TO APPROVE A CHANGE IN DIVERSIFICATION POLICY

(DWS Large Cap Focus Growth Fund, DWS Capital Growth Fund)

Q        Why am I being asked to vote on this proposal?

A	Shareholders of each fund listed above are being asked to approve a change in the fund’s diversification classification under the Investment Company Act of 1940 (the “1940 Act”) from diversified to non-diversified. A fund’s classification as diversified is considered a fundamental policy that cannot be changed without shareholder approval. Each fund listed above is currently classified as a diversified fund. A fund that elects to be classified as diversified must invest at least 75% of the value of its total assets in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such fund and to not more than 10% of the outstanding voting securities of such issuer. A fund that elects to be classified as non-diversified is not subject to the above requirements and can invest a greater percentage of the fund’s assets in any one issuer and in fewer issuers overall.

Currently, the primary benchmark of each fund listed above is the Russell 1000 Growth Index (the “Russell 1000 Growth”), which is designed to measure the performance of the large capitalization growth sector of the U.S. equity market. While the funds are not index funds, the funds’ portfolio management team evaluates and considers the stocks in the Russell 1000 Growth as potential investment opportunities. Over the past few years, certain stocks in the Russell 1000 Growth have experienced extraordinary increases in market capitalization. Notably, these stocks have included Amazon.com, Inc., NVIDIA Corp., Meta Platforms, Inc., Apple, Inc., Alphabet, Inc. and Microsoft Corp. As a result, the Russell 1000 Growth and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level. As of _________, 2024, the stocks noted above make up ___% of the Russell 1000 Growth. Although increased levels of stock concentration have fluctuated in the Russell 1000 Growth in the past, the portfolio management team believes this market concentration is likely to persist rather than “self-correct” as it has historically done in the past.

Q&A continued

A diversified fund like each of the funds must underweight its holdings in the more concentrated stocks relative to their weights in the Russell 1000 Growth, even if the portfolio management team believes them to be attractive investment opportunities. For this reason, maintaining the funds as diversified funds is expected to increasingly limit each fund’s investment flexibility within the U.S. large cap growth universe and put the funds at a competitive disadvantage against peers that operate as non-diversified funds. On the other hand, if the funds operate as non-diversified investment companies, which would allow them to invest a greater percentage of their assets in a smaller number of stocks, the portfolio management team will have increased investment flexibility that would allow the funds to better reflect the current composition and security weightings of the U.S. large cap equity universe.

A non-diversified fund typically presents a greater degree of investment risk due to its ability to invest a greater percentage of its assets in a single stock or fewer stocks overall. The risks associated with the funds changing to non-diversified funds are discussed in greater detail in the attached proxy statement.

Q       Why does my fund’s board recommend this proposal?

A	For the reasons discussed above, the board believes reclassifying your fund from diversified to non-diversified is in the best interests of your fund and its shareholders because it provides the fund’s portfolio management team with increased investment flexibility and potential for better investment performance over time.

PROPOSAL TO MODIFY A FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN THE COMMUNICATIONS FIELD

(DWS Communications Fund)

Q       Why am I being asked to vote on this proposal?

A	Shareholders of DWS Communications Fund are being asked to approve a modification of the fund’s fundamental investment concentration policy. Specifically, shareholders are being asked to approve a change from the following current investment concentration policy:

the fund may not invest less than 65% of its total assets in the communications field, except as described in the fund’s prospectus.

to the following new investment concentration policy:

the fund may not concentrate its investments in a particular industry, as the term is used in the 1940 Act, as interpreted and modified by regulatory authority having jurisdiction from time to time, except that the fund will concentrate its investments in the industries in the information technology and communication services sectors.

Because the current investment concentration policy is deemed fundamental, it cannot be modified without shareholder approval. If shareholders approve the change to the investment concentration policy, the new investment concentration policy will be a fundamental policy that cannot be further modified without shareholder approval.

For purposes of the current investment concentration policy, the fund defines the communications field as companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. As a result of technological changes and changes in the market for communications-focused companies, the fund’s portfolio management team believes that the current

Q&A continued

investment concentration policy in the communications field is too restrictive. As a result, DIMA, the fund’s investment adviser, proposed and the board approved changes to the fund’s investment strategy that would change the fund’s investment strategy from a focus on companies in the communications field to a broader investment universe focusing on digital companies. In order to implement the changes to the fund’s investment strategy as described above the current investment concentration policy needs to be modified. If shareholders approve the change to the fund’s investment concentration policy and the investment strategy changes are implemented, the following additional changes are expected be made to the fund: (1) the fund’s name will change to better reflect the revised investment strategy; (2) the fund’s investment advisory fee will be reduced by 0.10% at each breakpoint level with the fund’s current investment advisory fee being reduced from 0.90% to 0.80%; and (3) the fund’s expense caps will be reduced for at least two years from the date of the strategy changes to 1.25% for Class A shares from 1.42% and 0.95% for Institutional Class shares and Class S shares from 1.17%. If the proposed changes to the fund’s current investment concentration policy are not approved, the changes to the fund’s investment strategy, name, investment advisory fee schedule and expense caps will not be implemented.

Q       Why does my fund’s board recommend this proposal?

A	Your fund’s board believes that modifying the fund’s fundamental investment concentration policy will allow for the implementation of the changes to the fund’s investment strategy as described above recommended by DIMA and approved by the board, which the board believes will provide greater investment flexibility to the portfolio management team in light of technological changes and changes in the market for communications-focused companies and may improve investment outcomes over time. The Board also considered that if the changes to the fund’s investment strategy are made shareholders will benefit from the reduced investment advisory fee and reduced expense caps.

PROPOSAL TO MODIFY A FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION IN BANKS AND OTHER FINANCIAL INSTITUTIONS

(DWS Money Market Prime Series)

Q       Why am I being asked to vote on this proposal?

A	Shareholders of DWS Money Market Prime Series are being asked to approve the modification of the following fund fundamental policy to concentrate in the obligations of banks and other financial institutions: the fund may not concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the Investment Company Act of 1940, as amended, as interpreted or modified by regulatory authority having jurisdiction from time to time; except that the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions. Because this investment policy is deemed fundamental, it cannot be changed or eliminated without shareholder approval. If shareholders approve this proposal, the fund will still reserve the right to concentrate in domestic banks and U.S. branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank, but the Fund could stop concentrating in such industries in the future without shareholder approval.

Q   Why does my fund’s board recommend this proposal?

A	Your fund’s board believes that modifying this fundamental investment policy to concentrate in the obligations of banks and other financial institutions will allow additional flexibility for DIMA to manage the fund in response to current and future federal regulations and uncertain market conditions. While the fund

Q&A continued

currently operates as a retail money market fund, it is possible that future regulatory or market changes may make government money market funds more attractive to investors. Because government money market funds are required to invest at least 99.5% of assets in cash, short-term government securities or repurchase agreements collateralized by these securities, modifying the investment policy would enable DIMA, subject to approval by the board, to convert the fund to a government money market fund in the future if regulatory or market conditions warrant such a change in the best interests of the fund. It is not currently anticipated that the fund will be converted to a government money market fund.

GENERAL

Q       How can I vote?

A       You can vote in any one of four ways:

1.	Through the Internet, by going to the website listed on your proxy card or notice of internet availability of proxy materials;
2.	By telephone, with a toll-free call to the number listed on your proxy card or listed on the website noted in #1 above;
3.	By mail, with a proxy card; or
4.	In person at the special meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card or notice of internet availability of proxy materials. These voting methods will save your fund money. Whichever method you choose, please take the time to read the full text of the Joint Proxy Statement, either online at [website link] or in printed form, before you vote.

Q       Whom should I call for additional information about the attached Joint Proxy Statement?

A       Please call Computershare, your fund’s proxy solicitor, at (866) 461-7333.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Cash Account Trust	Deutsche DWS International Fund,	Deutsche DWS Portfolio Trust
DWS Government & Agency	Inc.	DWS Floating Rate Fund
Securities Portfolio	DWS CROCI® International Fund	DWS Total Return Bond Fund
DWS Tax-Exempt Portfolio	DWS Emerging Markets Equity	Deutsche DWS Securities Trust
Deutsche DWS Asset Allocation Trust	Fund	DWS Communications Fund
DWS Equity Sector Strategy Fund	DWS Global Macro Fund	DWS Enhanced Commodity
DWS Multi-Asset Conservative	DWS Latin America Equity Fund	Strategy Fund
Allocation Fund	Deutsche DWS Investment Trust	DWS Health and Wellness Fund
DWS Multi-Asset Moderate	DWS Capital Growth Fund	DWS RREEF Global Real Estate
Allocation Fund	DWS Core Equity Fund	Securities Fund
Deutsche DWS Equity 500 Index	DWS CROCI® Equity Dividend	DWS RREEF Real Estate Securities
Portfolio	Fund	Fund
Deutsche DWS Global/International	DWS CROCI® U.S. Fund	DWS Science and Technology Fund
Fund, Inc.	DWS Large Cap Focus Growth	Deutsche DWS State Tax-Free
DWS Emerging Markets Fixed	Fund	Income Series
Income Fund	DWS ESG Core Equity Fund	DWS California Tax-Free Income
DWS ESG International Core	DWS Small Cap Core Fund	Fund
Equity Fund	DWS Small Cap Growth Fund	DWS Massachusetts Tax-Free Fund
DWS Global Small Cap Fund	Deutsche DWS Market Trust	DWS New York Tax-Free Income
DWS International Growth Fund	DWS Global Income Builder Fund	Fund
DWS RREEF Global Infrastructure	DWS RREEF Real Assets Fund	Deutsche DWS Tax Free Trust
Fund	Deutsche DWS Money Funds	DWS Intermediate Tax-Free Fund
Deutsche DWS Income Trust	DWS Money Market Prime Series	Government Cash Management
DWS Global High Income Fund	Deutsche DWS Money Market Trust	Portfolio
DWS GNMA Fund	DWS Government Money Market	Investors Cash Trust
DWS High Income Fund	Series	DWS Central Cash Management
DWS Short Duration Fund	Deutsche DWS Municipal Trust	Government Fund
Deutsche DWS Institutional Funds	DWS Managed Municipal Bond	DWS Treasury Portfolio
DWS Equity 500 Index Fund	Fund
DWS S&P 500 Index Fund	DWS Short-Term Municipal Bond
Fund
DWS Strategic High Yield Tax-Free
Fund

875 Third Avenue

New York, New York 10022

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

To Be Held November 21, 2024

This is the formal agenda for the joint special meetings of the shareholders of each of the DWS funds listed above. It tells you what matters will be voted on and the time and place of the joint special meetings, in the event you choose to attend in person.

To the shareholders of the DWS funds listed above:

Joint special meetings of the shareholders of each DWS fund listed above will be held on November 21, 2024, at [ ] [a.m./p.m.] (Eastern time), at the offices of DWS Investment Management Americas, Inc., 100 Summer Street, Boston, Massachusetts 02110 (the “Meeting”), to consider the following (each, a “Proposal”):

Proposal I: (All Funds)	\\\\\\\\\\\\\\\\\\\\\\\\	Election of Board Members

Proposal II: (DWS Global High Income Fund, DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund, DWS Small Cap Growth Fund, DWS Short-Term Municipal Bond Fund, DWS Enhanced Commodity Strategy Fund, DWS RREEF Global Real Estate Securities Fund)

Approval of a Sub-Advisor Approval Policy

Proposal III: (DWS Large Cap Focus Growth Fund, DWS Capital Growth Fund)		Approval of a Change in Diversification Policy

Proposal IV: (DWS Communications Fund)		Approval of Modification of aFundamental Investment Policy

Proposal V: (DWS Money Market Prime Series		Approval of Modification of aFundamental Investment Policy

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

Holders of record of shares of each trust/corporation listed above (or series thereof, as applicable) at the close of business on September 6, 2024, are entitled to vote at the Meeting and at any postponements or adjournments thereof.

DWS Equity 500 Index Fund (“Equity 500 Index Fund”), DWS S&P 500 Index Fund (“S&P 500 Index Fund”) and DWS Government Money Market Series (“Government Money Market Series” ) each operates as a feeder fund (the “Feeder Funds”) in a master-feeder fund arrangement and seeks to achieve its investment objective by investing all of its investable assets in a corresponding master fund (for Equity 500 Index Fund and S&P 500 Index Fund, Deutsche DWS Equity 500 Index Portfolio; for Government Money Market Series, Government Cash Management Portfolio (together, the “Portfolios”)), which has the same investment objective and policies. Each of the Portfolios is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Each Feeder Fund’s shareholders are being asked to approve the Proposal to elect board members for the Feeder Fund. In addition, pursuant to applicable legal requirements, each Feeder Fund’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Feeder Fund’s own shareholders. This means that each Feeder Fund must vote its Portfolio interests in accordance with the voting instructions received from the Feeder Fund’s shareholders. Shareholders of each Feeder Fund are being asked to instruct the Feeder Fund on how to vote its interests in the corresponding Portfolio on the Proposal to elect board members for the Portfolio.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal for any trust/corporation or applicable series is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

For funds that are Maryland corporations, whether or not a quorum is present, the Meeting may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, or of the shareholders of one or more series or classes thereof, as applicable, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the Meeting at which the adjournment is taken. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. At any adjourned Meeting at which a quorum shall be present any action may be taken that could have been taken at the Meeting originally called. The Meeting may not be adjourned to a date more than 120 days after the original record date without further notice of the adjourned Meeting date.

For funds that are Massachusetts business trusts, the Meeting may, by action of the chairman of the Meeting, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter; upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

This notice and the related proxy statement or a Notice of Internet Availability of this notice and the related proxy statement are first being mailed to shareholders on or about September ___, 2024.

This proxy is being solicited on behalf of your trust/corporation’s board.

By Order of the Boards,

John Millette Secretary

[Date]

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the board’s recommendation on each Proposal applicable to your fund. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. You may receive more than one proxy card if you own shares in more than one DWS fund. If so, please return each one. If you have any questions, please call Computershare, your fund’s proxy solicitor, at the special toll-free number we have set up for you ((866) 461-7333) or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.       Joint Accounts: Both parties should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.       All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT FOR THE JOINT SPECIAL MEETINGS

OF SHAREHOLDERS

NOVEMBER 21, 2024

GENERAL

This joint proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the “Board”) of each of the DWS Trusts/Corporations listed in the enclosed Notice of Joint Special Meetings of Shareholders (each, a “Trust”/“Corporation” and collectively, the “Trusts”/“Corporations” and each series thereof, a “Fund” and collectively, the “Funds”), at the Joint Special Meetings of Shareholders to be held at the offices of DWS Investment Management Americas, Inc. (“DIMA”), 100 Summer Street, Boston, Massachusetts 02110 on November 21, 2024 at [time] (Eastern time), and at any and all postponements or adjournments thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each, a “Proposal” and collectively, the “Proposals”).

This Proxy Statement, along with the Notice of Joint Special Meetings of Shareholders and the proxy card (the “Proxy Card”) or a means to execute a proxy are first being mailed to shareholders or made available to shareholders on the internet on or about September ___, 2024. It explains what you should know before voting on the Proposals described herein. Please read it carefully and keep it for future reference.

In the descriptions of the Proposals below, the word “fund” is sometimes used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions may be described in this Proxy Statement as being taken by a Fund that is a series of a Massachusetts business trust (Trust) or a Maryland corporation (Corporation), although all actions are actually taken by the Trust or Corporation on behalf of the applicable Fund. The term “Board,” as used herein, refers to a Board of Trustees of a Trust, a Board of Directors of a Corporation or both, as applicable. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a Trust (a “Trustee”) or a director of a Corporation (a “Director”). In this Proxy Statement, the singular of Board is used for simplicity, but, in many instances, references to the Board are referring to each Board of each separate Trust or Corporation.

DWS Equity 500 Index Fund (“Equity 500 Index Fund”) and DWS S&P 500 Index Fund (“S&P 500 Index Fund”) each operates as a feeder fund in a master-feeder fund arrangement with Deutsche DWS Equity 500 Index Portfolio (“E500 Portfolio”), which has the same investment objective and policies as the feeder funds. Equity 500 Index Fund and S&P 500 Index Fund each seeks to achieve its investment objective by investing all of its investable assets in the E500 Portfolio. DWS Government Money Market Series (“Government Money Market Series” and, together with Equity 500 Index Fund and S&P 500 Index Fund, the “Feeder Funds”) operates as a feeder fund in a master-feeder fund arrangement with Government Cash Management Portfolio (“Government Portfolio” and, together with E500 Portfolio, the “Portfolios”), which has the same investment objective and policies as its feeder fund. Government Money Market Series seeks to achieve its investment objective by investing all of its investable assets in the Government Portfolio. The Portfolios invest directly in investment securities and other investments. Each Feeder Fund’s shareholders are being asked to approve the Proposal to elect Board Members for the Feeder Fund. In addition, as a shareholder of its respective Portfolio, each Feeder Fund is being asked to provide voting instructions on the Proposal to elect Board Members as it relates to the Portfolio. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to the master-feeder structure, each Feeder Fund’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Feeder Fund’s own shareholders. Under the 1940 Act, each Feeder Fund must vote its shares of the Portfolio in accordance with the voting instructions received from the Feeder Fund’s shareholders. As a result, if you are a shareholder in

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a Feeder Fund, in addition to your vote on the Proposal to elect Board Members as it relates to your Feeder Fund, you are also being asked to instruct your Feeder Fund on how to vote its shares of the Portfolio on the Proposal to elect Board Members for the Portfolio.

With respect to each Portfolio, each relevant Feeder Fund will vote its shares of the Portfolio in accordance with the voting instructions received from its shareholders and will vote shares of the Portfolio with respect to which it has not received voting instructions in the same proportion as the shares for which it has received instructions from the other shareholders (this is called “proportional voting” or “echo voting”). The Feeder Funds do not require that a specified number of shareholders submit voting instructions before a Feeder Fund will vote its shares of the relevant Portfolio at the Meeting. Because each Feeder Fund will use proportional voting to vote its shares of its Portfolio, a small number of shareholders could determine how a Feeder Fund votes if other shareholders fail to vote. In addition, because each Portfolio has multiple feeder funds (including for Government Portfolio, a feeder fund being solicited through a separate proxy statement) it is possible that the Proposal to elect Board Members for the Portfolio will not be approved by the requisite vote even if a Feeder Fund casts its votes to approve the Proposal. It is also possible that the Proposal to elect Board Members for a Portfolio will be approved by the requisite vote even if a Feeder Fund casts its votes against the Proposal.

For simplicity, actions may be described in this Proxy Statement as taken by the relevant Feeder Fund, although all actions are actually taken by the Trust of which each Feeder Fund is a series on behalf of that Feeder Fund. Some actions described as taken by or with respect to a Feeder Fund are actually actions to be taken by the Portfolio in which the Feeder Fund invests all of its assets and of which the Feeder Fund votes as a shareholder.

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as shown below and as described more fully herein, and such other matters as may properly come before the Meeting:

Proposal I: (All Funds)	Election of Board Members

Proposal II: (DWS Global High Income Fund, DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund, DWS Small Cap Growth Fund, DWS Short-Term Municipal Bond Fund, DWS Enhanced Commodity Strategy Fund, DWS RREEF Global Real Estate Securities Fund)	Approval of a Sub-Advisor Approval Policy

Proposal III: (DWS Large Cap Focus Growth Fund, DWS Capital Growth Fund)	Approval of a Change in Diversification Policy

Proposal IV: (DWS Communications Fund)	Approval of Modification of a Fundamental Investment Policy

Proposal V: (DWS Money Market Prime Series)	Approval of Modification of a Fundamental Investment Policy

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The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual and Semi-annual Shareholder Reports of the Funds (each, a “Report”), previously have been furnished to the Funds’ shareholders. An additional copy of each Report will be furnished without charge upon request by writing to a Fund at 222 South Riverside Plaza, Chicago, Illinois 60606-5808. Reports are also available by calling 1-800-728-3337. Reports are also available on the DWS Funds’ website at dws.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

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PROPOSAL I

ELECTION OF BOARD MEMBERS
(All Funds)

As a result of recent retirements from the Board of each Trust/Corporation and the scheduled retirements of three current Board Members at the end of 2024, the Board is seeking the election of a slate of nominees (the “Board Member Nominees”). To provide continuity in the Board’s oversight of the Funds, the Board unanimously recommends that shareholders approve the slate of six Board Member Nominees that includes five continuing individuals who currently serve on the Board of some or all of the Trusts/Corporations and one individual who does not currently serve on the Board of any of the Trusts/Corporations. The Board Member Nominees are: Jennifer S. Conrad, Mary Schmid Daugherty, Keith R. Fox, Chad D. Perry, Rebecca W. Rimel and Catherine Schrand. Pertinent information about each Board Member Nominee as of August 1, 2024 is set forth below. If elected by the shareholders of all the Trusts/Corporations at the Meeting, each Board Member Nominee would be seated effective immediately and serve on the Board of [ ] Trusts/Corporations overseeing [ ] Funds. While not being submitted to shareholders for election at the Meeting, the retiring Board Members (Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr.) have previously been elected by shareholders of the Funds and will continue to serve on the Board until their retirements on December 31, 2024 pursuant to the Board’s retirement policy. As such, if the Board Member Nominees are elected, effective January 1, 2025, the Board of each Trust/Corporation will be comprised of six Board Members. As shown below, these six Board Member Nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the Board with extensive knowledge of the Funds and Fund management, while the others will have joined the Board in the past three years, providing a great mix of experience and new perspectives.

The Board Member Nominees were nominated by the Board upon the recommendation of the Board’s Nominating and Governance Committee. Ms. Conrad was recommended to the Nominating and Governance Committee by an Independent Board Member (as defined below). It is the intention of the persons named in the enclosed Proxy Card to vote the shares represented thereby for the election of the Board Member Nominees unless the Proxy Card is marked otherwise. Each of the Board Member Nominees has consented to being named in the Proxy Statement and has agreed to serve as a Board Member if elected. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board.

Information Concerning Board Member Nominees

Information is provided below for each Board Member Nominee for election at the Meeting. Each Board Member Nominee elected to the Board at the Meeting will serve until his or her successor has been duly elected and qualified, or until he or she resigns, retires or is otherwise removed. All of the Board Member Nominees are non-interested Board Members, pursuant to the provisions of the 1940 Act (“Independent Board Members”).

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Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Mary Schmid Daugherty, NACD DC, PHD, CFA (1958)	Board Member or Advisory Board Member(4) Since 2023	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987-present); Directorships: The Meritex Company (2017-present); and The Hardenbergh Foundation (2021-present); Former Directorships: Driessen Water, Inc. (2016-2023); Mairs & Power Funds Trust (mutual funds) (2010-2022); and Crescent Electric Supply Company (2010-2019)	21	None
Keith R. Fox, CFA (1954)	Chairperson of the Board Since 2017 Board Member Since 1996	Former Managing General Partner, Exeter Capital Partners (a series of private investment funds) (1986-2023); former Chairman, National Association of Small Business Investment Companies. Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); and Progressive International Corporation (kitchen goods designer and distributor)	68	None
Chad D. Perry (1972)	Board Member Since 2021	Executive Vice President, RLJ Lodging Trust(3) (since 2023); formerly: Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet	68	Director, Great Elm Capital Corp. (business development company) (since 2022)

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Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
		Centers, Inc.(3) (2011-2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.(3) (2006-2011); Senior Corporate Counsel, EMC Corporation (2005-2006); and Associate, Ropes & Gray LLP (1997-2005)
Catherine Schrand (1964)	Board Member Since 2021	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (1994-present), The Wharton School, University of Pennsylvania; and Member of the Financial Economists Roundtable (since 2014) (Steering Committee Member since 2022 and Executive Committee Member since 2024). Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); formerly: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016-2019)	68	None
Rebecca W. Rimel (1951)	Board Member Since 1995	Directorships: Washington College (since July 2023); formerly: President, Chief Executive Officer and Director (1994-2020) and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization);	68	Director, The Bridgespan Group (nonprofit organization) (Since October 2020)

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Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
		Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Former Directorships: Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012); Director, BioTelemetry, Inc.(3) (acquired by Royal Philips in 2021) (health care) (2009-2021); Director, Becton Dickinson and Company(3) (medical technology company) (2012-2022)		Di
Jennifer S. Conrad (1959)	N/A – Candidate for Election to the Board	Dalton McMichael, Sr., Distinguished Professor of Finance, Kenan-Flagler Business School, University of North Carolina at Chapel Hill	None	None

Information Concerning Retiring Board Members

Information is provided below for each Board Member retiring effective December 31, 2024. All of the retiring Board Members are Independent Board Members.

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Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Dawn-Marie Driscoll (1946)	Board Member Since 1987	Emeritus Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978-1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007-2015); Sun Capital Advisers Trust (mutual funds) (2007-2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	68	None
Richard J. Herring (1946)	Board Member Since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (1972-present); formerly: Director, The Wharton Financial Institutions Center (1994- 2020); Vice Dean and Director, Wharton Undergraduate Division (1995-2000) and Director, The Lauder Institute of International Management	68	None

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Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
		Studies (2000-2006); Member FDIC Systemic Risk Advisory Committee (2011-present), member Systemic Risk Council (2012-present) and member of the Advisory Board of the Yale Program on Financial Stability (2013-present); Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003-2015), Executive Director of The Financial Economists Roundtable (2008-2015), Director of The Thai Capital Fund (2007-2013), Director of The Aberdeen Singapore Fund (2007-2018), Director, The Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays Bank DE (2010-2018)	68	None
William N. Searcy, Jr. (1946)	Board Member Since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (November 1989-September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	68	None

(1)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds.

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(2)	As of August 1, 2024.
(3)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(4)

Ms. Daugherty is currently a Board member for Cash Account Trust, Deutsche DWS Market Trust, Deutsche DWS Money Funds, Deutsche DWS State Tax-Free Income Series, Deutsche DWS Variable Series II, Investors Cash Trust, DWS Municipal Income Trust and DWS Strategic Municipal Income Trust. She is currently an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. If elected, Ms. Daugherty will serve as a Trustee/Director for all Trusts/Corporations.

Unless otherwise noted, each Board Member Nominee and retiring Board Member has engaged in the principal occupation(s) noted in the tables above for at least the most recent five years, although not necessarily in the same capacity. The mailing address of each Board Member Nominee and retiring Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

As reported to the Funds, Appendix A to this Proxy Statement sets forth the dollar range and number of shares beneficially owned by each Board Member Nominee and retiring Board Member in each Fund as of August 10, 2024. Appendix A also sets forth the aggregate dollar range of shares beneficially owned by each Board Member Nominee and retiring Board Member in all DWS funds overseen by the Board Member Nominees and retiring Board Members as of August 10, 2024.

The Nominating and Governance Committee of the Board of each Trust/Corporation is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the Board Member Nominees, the Committee generally considered the educational, business and professional experience of each Board Member Nominee in determining his or her qualifications to serve as a Board Member, including the Board Member Nominee’s record of service as a director or trustee of public and private organizations. In the case of five of the six Board Member Nominees, this included his or her years of previous service as a director or trustee of some or all of the DWS funds. This previous service has provided these Board Member Nominees with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate his or her high level of diligence and commitment to the interests of Fund shareholders and his or her ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Member Nominees:

Mary Schmid Daugherty — Ms. Daugherty’s experience as a professor of finance and business consultant, and her experience as a corporate director of numerous organizations, including experience as a mutual fund director.

Keith R. Fox — Mr. Fox’s experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.

Chad D. Perry — Mr. Perry’s professional training and experience as an attorney, his experience as general counsel of multiple public companies and his prior experience in the financial services industry.

Rebecca W. Rimel — Ms. Rimel’s experience on a broad range of public policy issues acquired during her service as the executive director of a major public charity and her experience as a director of several public companies.

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Catherine Schrand — Ms. Schrand’s experience as a professor of accounting at a leading business school and her expertise as an author and editor on the subject of accounting and economics.

Jennifer Conrad — Ms. Conrad’s experience as a professor of finance with expertise on a range of topics including investments, derivatives and corporate finance.

The Nominating and Governance Committee has also previously considered the educational, business and professional experience of each retiring Board Member in determining his or her qualifications to serve as a Board Member. The Committee considered, among other factors, the particular attributes described below with respect to the various individual retiring Board Members:

Dawn-Marie Driscoll — Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.

Richard J. Herring — Mr. Herring’s experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William N. Searcy, Jr. — Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Officers

The officers of each Fund are set forth in Appendix B hereto.

Compensation of Board Members and Officers

Each Independent Board Member receives compensation from each Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson, if any. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex. As noted above, all Board Member Nominees are or will be Independent Board Members.

Fund officers who are officers, directors, employees or stockholders of DIMA or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of DIMA, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds.

Appendix C to this Proxy Statement sets forth compensation paid to each current Independent Board Member by each applicable Fund for its most recently completed fiscal year and to each current Independent Board Member by the DWS fund complex for the calendar year ended December 31, 2023.

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Board Structure

The primary responsibility of each Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. Each of the Board Member Nominees and the retiring Board Members is or will be an Independent Board Member. Each of the Board Member Nominees has been selected and nominated solely by the current Independent Board Members.

The Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to DIMA and its affiliates for investment advisory services and other services. The Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing Fund matters, and regularly meet privately with their counsel. An Independent Board Member, Mr. Fox, currently serves as Chairperson of the Board.

During calendar year 2023, the Board held five (5) regular meetings. Each Board Member attended at least 75% of the respective meetings of the Board and the committees (if a member thereof) held during calendar year 2023.

The Board provides a process for shareholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, who will forward it to a specific Board Member if addressed to that Board Member.

Taking into account the number, diversity and complexity of the Funds overseen by the Board Members and the aggregate amount of assets under management in the Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and take actions on those matters and/or make recommendations to the Board, as appropriate. Each committee may utilize the resources of the Funds’ counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendations of the Nominating and Governance Committee. The membership and chair of each committee consist exclusively of Independent Board Members.

The Board of each Fund has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of DIMA for each Fund, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with the DIMA how it monitors and controls such risks.

The Board has established the following standing committees: Audit Committee, Nominating and Governance Committee and Operations Committee (each, a “Committee”). The Boards of the Corporations also have a Dividend Committee which meets on an as-needed basis. For each Committee, except the Dividend Committee, a written charter setting forth the Committee’s responsibilities was adopted by the Board. The function, membership and number of meetings held in calendar year 2023 for each Committee is discussed below.

Audit Committee. The Audit Committee assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) a Fund’s accounting and financial reporting policies and procedures, (3) a

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Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting, (4) valuation of Fund assets and securities and (5) the qualifications, independence and performance of the independent registered public accounting firm for a Fund. The Audit Committee oversees a Fund’s valuation designee, who is responsible for valuing the Fund’s securities and other assets. The Audit Committee also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for a Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. Each Fund’s Audit Committee is governed by the Audit Committee Charter, which is available at _____________________________________________________.

Pursuant to the charter of the Audit Committee, no member of the Audit Committee shall serve on the audit committee of more than three public companies unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee. During the calendar year 2023, the Audit Committee held five (5) meetings. The current members of the Audit Committee are Catherine Schrand (Chair), Richard J. Herring (Vice Chair), Keith R. Fox and Mary Schmid Daugherty.1

Nominating and Governance Committee. The Nominating and Governance Committee recommends individuals for membership on the Board, nominates officers, Board and Committee chairs, vice chairs and Committee members, and oversees the operations of the Board. The Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the Nominating and Governance Committee for nomination as a Board Member. The Nominating and Governance Committee may take into account a wide variety of factors in considering Board Member candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) the current composition of the Board. The Nominating and Governance Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee reviews recommendations by shareholders for candidates for Board positions on the same basis as candidates recommended by other sources. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. The Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, which is available at ________ ____________________________.

The current members of the Nominating and Governance Committee are Rebecca W. Rimel (Chair), Chad D. Perry (Vice Chair) and Keith R. Fox. During the calendar year 2023, the Nominating and Governance Committee held four (4) regular meetings.

Operations Committee. The Operations Committee reviews the administrative operations and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements and such other tasks as the full Board deems necessary or appropriate. The current members of the Operations Committee are William N. Searcy, Jr. (Chair), Dawn-Marie Driscoll (Vice Chair), Chad D. Perry and Rebecca W. Rimel. During the calendar year 2023, the Operations Committee held five (5) meetings.

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Dividend Committee. The Dividend Committee authorizes dividends and other distributions for those Funds that are organized as series of a Maryland corporation. The Dividend Committee meets on an as-needed basis. The Dividend Committee applies only to the following corporations: Deutsche DWS Global/International Fund, Inc. and Deutsche DWS International Fund, Inc. The current members of the Dividend Committee are Dawn-Marie Driscoll, Keith R. Fox, Richard J. Herring (Alternate), Rebecca W. Rimel (Alternate), Catherine Schrand (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2023, the Dividend Committee did not meet.

Ad Hoc Committees. In addition to the Committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Required Vote

Under the Declarations of Trust for each Trust, except for E500 Portfolio and Government Portfolio, and the Articles of Amendment and Restatement for each Corporation, each Board Member Nominee receiving a plurality of the votes cast at the Meeting by shares of such Trust or Corporation at which a quorum is present will be elected as a Board Member. All Funds of each Trust or Corporation will vote together as a single class on Proposal I.

For E500 Portfolio and Government Portfolio, as described above, shareholders of each Feeder Fund will be asked to instruct their Feeder Fund on how to vote its shares of the Portfolio on the Proposal to elect Board Members for the Portfolio. With respect to each Portfolio, each relevant Feeder Fund will vote its shares of the Portfolio in accordance with the voting instructions received from its shareholders and will vote shares of the Portfolio with respect to which it has not received voting instructions in the same proportion as the shares for which it has received instructions from the other shareholders (this is called “proportional voting” or “echo voting”). Each Board Member Nominee of the Portfolios receiving the affirmative vote of majority of the interests in the Portfolio entitled to vote at the Meeting will be elected as a Board Member.

The election of the Board Member Nominees to the Board of each Trust/Corporation is not conditioned on similar action being taken by the shareholders of the other Trusts/Corporations.

Recommendation of the Board

The Board believes that the election of each Board Member Nominee is in the best interests of the shareholders of each Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each Board Member Nominee as set forth in Proposal I.

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PROPOSAL II

APPROVAL OF A SUB-ADVISOR APPROVAL POLICY

(DWS Global High Income Fund, DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund, DWS Small Cap Growth Fund, DWS Short-Term Municipal Bond Fund, DWS Enhanced Commodity Strategy Fund, DWS RREEF Global Real Estate Securities Fund)

The Board of each Fund listed above has approved, and recommends that shareholders of the Fund approve, a policy that would permit DIMA subject to the approval of the Board, but without shareholder approval, to (i) appoint and replace affiliated and unaffiliated sub-advisors and (ii) materially amend sub-advisory contracts (the “Sub-Advisor Approval Policy”). The Sub-Advisor Approval Policy would not affect the investment management agreement between the Funds and DIMA or the management fees paid to DIMA by the Funds. As used herein, affiliated sub-advisors are those that are indirect or direct, wholly owned subsidiaries of DIMA or that are indirect or direct, wholly owned subsidiaries of the same company that, indirectly or directly, wholly owns DIMA and unaffiliated sub-advisors are those that are not affiliated with the Funds or DIMA.

Statutory Authority

Under the 1940 Act, no person may serve as an investment advisor, including as a sub-advisor, to a fund except pursuant to a written contract that has been approved by the shareholders of the fund. As a result, without an order exempting the Funds from this provision of the 1940 Act or an SEC rule, the Funds would be unable to implement the Sub-Advisor Approval Policy as set forth in this Proposal. Pursuant to the terms of an exemptive order granted to the Funds and DIMA by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”), DIMA, subject to Board approval, can select unaffiliated or affiliated sub-advisors to manage all or a portion of the assets of each Fund and can materially amend sub-advisory agreements with unaffiliated or affiliated sub-advisors, each without obtaining shareholder approval. However, it is a condition of the Exemptive Order that shareholder approval of the Sub-Advisor Approval Policy be obtained before the Sub-Advisor Approval Policy is implemented for a Fund.

Current Sub-Advisor Approval Process

Currently, after obtaining approval by the Board, a Fund’s shareholders must approve certain sub-advisory contracts (depending on the Fund) between DIMA and another investment advisor pursuant to which the other investment advisor provides the Fund with investment management services. Shareholders of DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund and DWS RREEF Global Real Estate Securities Fund must approve any sub-advisory agreement with an affiliated or unaffiliated sub-advisor. Although shareholders of DWS Global High Income Fund, DWS Small Cap Growth Fund and DWS Enhanced Commodity Strategy Fund have previously approved a sub-advisor approval policy with respect to unaffiliated sub-advisors, they have not approved such a policy with respect to affiliated sub-advisors. Therefore, shareholders of DWS Global High Income Fund, DWS Small Cap Growth Fund and DWS Enhanced Commodity Strategy Fund must approve any sub-advisory agreement with an affiliated sub-advisor. Similarly, although shareholders of DWS Short-Term Municipal Bond Fund have previously approved a sub-advisor approval policy with respect to affiliated sub-advisors, they have not approved such a policy with respect to unaffiliated sub-advisors. Therefore, shareholders of DWS Short-Term Municipal Bond Fund must approve any sub-advisory agreement with an unaffiliated sub-advisor. Submitting sub-advisory contracts for shareholder approval is a time-consuming and expensive process and this Proposal seeks to standardize the Sub-Advisor Approval Policy across all DWS funds.

Proposed Sub-Advisor Approval Policy

The Sub-Advisor Approval Policy would permit DIMA, subject to the approval of the Board, to appoint and

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replace both affiliated and unaffiliated sub-advisors for the Funds and to materially amend sub-advisory contracts without obtaining shareholder approval.

If the Sub-Advisor Approval Policy is adopted, the Board will continue to evaluate and approve all new sub-advisory contracts between DIMA and any sub-advisor, as well as all changes to existing sub-advisory contracts. In addition, the Funds and DIMA will be subject to the conditions imposed by the SEC through the Exemptive Order to ensure that the interests of the Funds and their shareholders are adequately protected whenever DIMA acts under the Sub-Advisor Approval Policy. Under the conditions of the Exemptive Order, shareholders of each Fund will be provided with relevant information about a new sub-advisor within ninety (90) days after the hiring of the new sub-advisor.

Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by a Fund to DIMA or DIMA’s duties and responsibilities toward the Fund under the current investment management agreement between DIMA and the Fund.

Benefits of the Sub-Advisor Approval Policy

The Board believes that it is in the best interests of each Fund to give DIMA greater flexibility to select, supervise and evaluate sub-advisors without incurring the expense and potential delay of seeking specific shareholder approval. Under current applicable law, while a change in investment management arrangements involving one or more sub-advisors can be put into place promptly on a temporary basis, a Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. If DIMA and the Board are authorized to implement the Sub-Advisor Approval Policy, DIMA and the Board would be able to act more quickly and with less expense to appoint a sub-advisor when DIMA and the Board believe that the appointment would benefit the Fund and its shareholders.

The Board also believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisors in DIMA, subject to review and approval by the Board, in light of DIMA’s significant experience and expertise in this area. The Board believes that investors may choose to invest in the Funds because of DIMA’s experience in this respect. Finally, the Board will continue to oversee the sub-advisor selection process to ensure that shareholders’ interests are protected whenever DIMA selects a sub-advisor or modifies a sub-advisory contract. The Board will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. The Board believes that its review and approval will ensure that DIMA continues to act in the best interests of each Fund and its shareholders.

Required Vote

Each Fund named above will vote separately on the Sub-Advisor Approval Policy. The approval of the Sub-Advisor Approval Policy for any one Fund is not conditioned on similar action being taken by the shareholders of the other Funds. Approval of the Sub-Advisor Approval Policy with respect to a Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If shareholders of a Fund approve the Sub-Advisor Approval Policy, the change will become effective as soon as practicable after the Fund’s prospectus and statement of additional information have been supplemented to reflect the Sub-Advisor Approval Policy. If shareholders of a Fund fail to approve the Sub-Advisor Approval Policy, the current policy will remain in effect for that Fund and, as applicable, shareholders of DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund and DWS RREEF Global Real Estate Securities Fund will have to continue to approve any sub-advisory agreement with an affiliated or unaffiliated sub-advisor; shareholders of DWS Global High Income Fund, DWS Small Cap Growth Fund and DWS Enhanced Commodity Strategy Fund will have to continue to approve any sub-advisory agreement with an affiliated sub-advisor; and shareholders of DWS Short-Term Municipal Bond Fund will have to continue to approve any sub-advisory agreement with an unaffiliated sub-advisor.

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Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR Proposal II.

PROPOSAL III

APPROVAL OF A CHANGE IN DIVERSIFICATION POLICY

(DWS Large Cap Focus Growth Fund, DWS Capital Growth Fund)

The Board of each Fund listed above has approved, and recommends that shareholders of the Fund approve, a change to the diversification classification of the Fund from diversified to non-diversified. Each Fund’s classification as diversified is considered a fundamental policy that cannot be changed without shareholder approval. The change in diversification classification is intended to provide the portfolio management team increased flexibility to invest a greater percentage of each Fund’s assets in any one issuer and in fewer issuers overall. The Board believes reclassifying each Fund from diversified to non-diversified is in the best interests of the Fund and its shareholders because it is intended to provide the Fund’s portfolio management team with increased investment flexibility and may result in better investment performance over time.

If the Proposal is approved by shareholders of each Fund, the Fund will elect to be classified as a non-diversified series of an open-end management investment company, which means that the Fund will not be required to comply with the diversification requirements of the 1940 Act set forth below under the section entitled “What is the difference between diversified and non-diversified funds?”, although the Fund must continue to meet the tax-related diversification requirements set forth below under the section entitled “Are there other diversification requirements that will still apply to the Funds if they become non-diversified under the 1940 Act?”.

What is the difference between diversified and non-diversified funds?

Under the 1940 Act, a fund must be classified as diversified or non-diversified, and a fund’s classification as diversified is considered a fundamental policy that cannot be changed without shareholder approval. A fund that elects to be classified as diversified must invest at least 75% of the value of its total assets in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such fund and to not more than 10% of the outstanding voting securities of such issuer. A fund that elects to be classified as non-diversified is not subject to the above requirements and can invest a greater percentage of the fund’s assets in any one issuer and in fewer issuers overall. Each of the Funds is currently classified as a diversified fund and must, therefore, operate in compliance with the 1940 Act diversification requirements.

Why are the Funds seeking to change to non-diversified funds?

The primary benchmark of each Fund is the Russell 1000 Growth Index (the “Russell 1000 Growth”), which is designed to measure the performance of the large capitalization growth sector of the U.S. equity market. While the Funds are not index funds, the Funds’ portfolio management team evaluates and considers the stocks in the Russell 1000 Growth as potential investment opportunities. Over the past few years, certain stocks in the Russell 1000 Growth have experienced extraordinary increases in market capitalization. Notably, these stocks have included Amazon.com, Inc., NVIDIA Corp., Meta Platforms, Inc., Apple, Inc., Alphabet, Inc. and Microsoft Corp. As a result, the Russell 1000 Growth and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level. As of _________, 2024, the stocks noted above make up ___% of the Russell 1000 Growth. Although increased levels of stock concentration have fluctuated in the Russell 1000 Growth in the past, the portfolio management team believes this market concentration is likely to persist rather than “self-correct” as it has historically done in the past.

Due to the 1940 Act diversification requirements, a diversified fund like each of the Funds must underweight its holdings in the more concentrated stocks relative to their weights in the Russell 1000 Growth, even if the portfolio management

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team believes them to be attractive investment opportunities. For this reason, maintaining the Funds as diversified funds is expected to increasingly limit each Fund’s investment flexibility within the U.S. large cap growth universe and put the Funds at a competitive disadvantage against peers that operate as non-diversified funds. On the other hand, if the Funds operate as non-diversified investment companies, which would allow them to invest a greater percentage of their assets in a smaller number of stocks, the portfolio management team will have increased investment flexibility that would allow the Funds to better reflect the current composition and security weightings of the U.S. large cap equity universe.

For the reasons discussed above, DIMA believes that reclassifying each Fund as non-diversified would be in the best interests of the Fund and its shareholders because operating as a non-diversified investment company would provide each Fund’s portfolio management team with increased investment flexibility and may result in better investment performance over time.

Will the Funds’ risk profiles change if they are reclassified as non-diversified under the 1940 Act?

Yes. While changing to non-diversified funds will provide increased investment flexibility and may result in improved investment performance over time, a non-diversified fund typically presents a greater degree of investment risk due to its ability to invest a greater percentage of its assets in a single stock and in fewer stocks overall. Because a non-diversified fund can invest more of its assets in a smaller number of stocks, it may be more exposed to the risks associated with an individual stock than a fund that invests more broadly across many stocks. For example, if the Proposal is approved by a Fund’s shareholders and the Fund takes advantage of the increased flexibility afforded to it, poor performance by a single large stock holding of the Fund would adversely affect the Fund’s performance to a greater extent than if the Fund had invested less in that issuer. As a result, as a non-diversified fund, a Fund’s share price may fluctuate more than that of a similar fund that is more broadly diversified.

A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status and, as a result, at times, if the Proposal is approved, the Funds may not take advantage of the greater flexibility afforded to a non-diversified fund.

Are there other diversification requirements that will still apply to the Funds if they become non-diversified under the 1940 Act?

Yes. If the Proposal is approved, each Fund would continue to be subject to tax diversification tests under Subchapter M of the Internal Revenue Code of 1986, as amended, which apply to regulated investment companies. To qualify for pass-through tax treatment as a regulated investment company, each Fund must, among other requirements, limit its investments so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Required Votes

Each Fund named above will vote separately on the Proposal to change the Fund’s diversification classification. The approval of the Proposal for any one Fund is not conditioned on similar action being taken by the shareholders of the other Funds. Approval of the change in the diversification classification with respect to a Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If shareholders of a Fund approve the change in a Fund’s diversification classification, the change will become effective as soon as practicable after the Fund’s prospectus and statement of additional information have been supplemented to reflect the classification change. If shareholders of a Fund fail to approve the diversification classification change, the Fund will continue to operate as a diversified Fund.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR Proposal III.

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PROPOSAL IV

APPROVAL OF THE MODIFICATION OF A FUNDAMENTAL INVESTMENT POLICY

(DWS Communications Fund only)

DWS Communications Fund has adopted certain investment restrictions and policies that are “fundamental,” meaning that they cannot be changed without shareholder approval. DWS Communications Fund currently has a fundamental investment concentration policy that reads as follows:

the Fund may not invest less than 65% of its total assets in the communications field, except as described in the prospectus (otherwise the fund will not concentrate more than 25% of its total assets in securities of issuers in any industry).

Shareholders are being asked to approve a change to the Fund’s investment concentration policy to allow for the implementation of a new investment strategy for the Fund that has been proposed by DIMA and approved by the Board subject to shareholder approval of the change to the Fund’s investment concentration policy. This new concentration policy would read as follows:

the Fund may not concentrate its investments in a particular industry, as the term is used in the 1940 Act, as interpreted and modified by regulatory authority having jurisdiction from time to time, except that the Fund will concentrate its investments in the industries in the information technology and communication services sectors.

For purposes of the current investment concentration policy, the Fund defines the communication field as companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. As a result of technological changes and changes in the market for communications-focused companies, the Fund’s portfolio management team believes that the current investment concentration policy in the communications field is too restrictive. As a result, DIMA proposed and the Board approved changes to the Fund’s investment strategy that would change the Fund’s investment strategy from a focus on companies in the communications field to a broader investment universe focusing on digital companies. In order to implement the changes to the Fund’s investment strategy, the current investment concentration policy needs to be modified as set forth in this proposal. If shareholders approve the change to the Fund’s investment concentration policy and the investment strategy changes are implemented, the following additional changes are expected be made to the Fund: (1) the Fund’s name will change to better reflect the revised investment strategy; (2) the Fund’s investment advisory fee will be reduced by 0.10% at each breakpoint level with the Fund’s current investment advisory fee being reduced from 0.90% to 0.80%; and (3) the Fund’s expense caps will be reduced for at least two years from the date of the strategy changes to 1.25% for Class A shares from 1.42% and 0.95% for Institutional Class shares and Class S shares from 1.17%. Implementation of the investment strategy changes for the Fund could result in significant turnover of the Fund’s currently held portfolio securities.

The Board believes that modifying the Fund’s fundamental investment concentration policy will allow for the implementation of the changes to the Fund’s investment strategy as described above recommended by DIMA and approved by the Board, which the Board believes will provide greater investment flexibility to the portfolio management team in light of technological changes and changes in the market for communications-focused

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companies and may improve investment outcomes over time. The Board also considered that if the changes to the Fund’s investment strategy are made, shareholders will benefit from the reduced investment advisory fee and reduced expense caps.

The changes to the Fund’s investment strategy, name, investment advisory fee schedule and expense caps are further described in a supplement to the Fund’s prospectus that can be found on the Fund’s website. A final summary prospectus incorporating the changes to the Fund’s investment strategy, name, investment advisory fee schedule and expense caps will be delivered to shareholders after approval of the investment concentration policy change in connection with the implementation of the changes.

Required Vote

Approval of the Proposal requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If shareholders approve the modification of the fundamental investment concentration policy, such change and the changes to the Fund’s investment strategy, name, investment advisory fee schedule and expense caps will become effective as soon as practicable after the Fund’s prospectus and statement of additional information have been revised to reflect all the changes. If the Proposal is not approved, the changes to the Fund’s investment strategy, name, investment advisory fee schedule and expense caps will not be implemented.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR Proposal IV.

PROPOSAL V

APPROVAL OF THE MODIFICATION OF A FUNDAMENTAL INVESTMENT POLICY

(DWS Money Market Prime Series only)

DWS Money Market Prime Series has adopted certain investment restrictions and policies that are “fundamental,” meaning that they cannot be changed without shareholder approval. DWS Money Market Prime Series currently has a fundamental investment policy to concentrate in obligations of banks and other financial institutions as follows: the Fund may not concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time; except that the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions (emphasis added).

As a money market fund, the Fund operates under the requirements of Rule 2a-7 under the 1940 Act (“Rule 2a-7”). The Fund currently operates as a “retail money market fund,” as that term is defined in Rule 2a-7. That means that investment in the Fund is restricted to natural persons. Recent changes to Rule 2a-7 have required certain types of money market funds (though not the Fund) to impose a liquidity fee on share redemptions under certain circumstances. In response to that requirement, some money market funds have been converting to government money market funds which are not obligated to impose the mandatory liquidity fee. While the Fund is not currently required to impose a mandatory liquidity fee, future changes to Rule 2a-7 could impose this or other requirements on the Fund that might not be in the best interests of the Fund or its shareholders. DIMA would like the Fund to have flexibility, subject to Board approval, to respond to any future regulatory or market changes and modifying the investment policy to invest more than 25% of its total assets in the obligations of banks and other financial institutions will provide that flexibility. DIMA could decide, for example, to recommend that the Board approve the conversion

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of the Fund to a government money market fund that invests 99.5% of its total assets in cash and government securities. The added flexibility will provide the Fund with the ability to adapt to future events and regulatory changes in a manner that the Board deems to be in the best interests of the Fund and its shareholders while avoiding the delay and expense of seeking shareholder approval at that future date. At this time, there is no current intention to convert the Fund to a government money market fund.

The Fund would continue to reserve the right to concentrate in the obligations of banks and other financial institutions, but the Fund could stop concentrating in banks in the future without shareholder approval by modifying the existing fundamental investment policy to read as follows: The Fund may not concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time; provided however, the fund reserves freedom of action to concentrate in obligations issued by domestic banks and US branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank. Therefore, the modification of the current fundamental investment policy is not expected to have a material impact on the Fund at this time, but would provide DIMA and the Board flexibility in the future if regulatory or market conditions warrant a change for the Fund in its best interests.

Required Vote

Approval of the Proposal requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If shareholders approve the modification of the fundamental investment policy, the change will become effective as soon as practicable after the Fund’s prospectus and statement of additional information have been supplemented to reflect the modification of the policy. If the Proposal is not approved, then the Fund’s existing fundamental investment policy will remain in effect.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR Proposal V.

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ADDITIONAL INFORMATION

Voting Power. Each whole share of a Fund is entitled to one, vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. Proxies are being solicited from each Fund’s shareholders by the Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of a Proposal. The specific voting requirement to approve each Proposal is discussed in the applicable Proposal.

Except as noted below, the presence at the Meeting of 30% of the shares outstanding and entitled to be cast for a Trust/ Corporation (for a Trust/Corporation-wide vote) or a Fund (for a Fund-by-Fund vote) constitutes a quorum for the Meeting. For the Funds below, the presence at the Meeting of the percentage indicated below of the shares outstanding and entitled to be cast for a Trust/Corporation or a Fund constitutes a quorum for the Meeting.

Trust/Corporations and Funds	Quorum requirement
Deutsche DWS Equity 500 Index Portfolio	33.33%
Deutsche DWS Global/International Fund, Inc.	33.33%
DWS Emerging Markets Fixed Income Fund	33.33%
DWS ESG International Core Equity Fund	33.33%
DWS Global Small Cap Fund	33.33%
DWS International Growth Fund	33.33%
DWS RREEF Global Infrastructure Fund	33.33%
Deutsche DWS International Fund, Inc.	33.33%
DWS CROCI International Fund	33.33%
DWS Emerging Markets Equity Fund	33.33%
DWS Global Macro Fund	33.33%
DWS Latin America Equity Fund	33.33%
Government Cash Management Portfolio	33.33%

Record Date and Method of Tabulation. Shareholders of record at the close of business on September 6, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of each Fund and of each Trust/Corporation as a whole that were issued and outstanding as of the Record Date are set forth in Appendix D to this Proxy Statement. Shareholders will vote by Trust/Corporation on Proposal I and by individual Fund on Proposals II-V.

In advance of or at the Meeting, the Board, or at the Meeting, the chairman of the Meeting, may appoint Inspectors of Election to act at the Meeting or any postponement or adjournment thereof. Unless otherwise instructed by the Board or the chairman of the Meeting, the Inspectors of Election shall determine the number of shares outstanding of the applicable Trust/Corporation, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; shall receive votes, ballots or consents; shall hear and determine all challenges and questions in any way arising in connection with the right to vote; and shall count and tabulate all votes and consents, determine the results, and do such other acts as may be proper to conduct the

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election or vote.

The Inspectors of Election will count shares represented by proxies that reflect abstentions and broker “non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will have no effect on Proposal I, but will have the effect of a “no” vote on each other Proposal. Because brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote in uncontested elections of Board Members, there will be no broker “non-votes” in connection with Proposal I. Broker “non-votes” will have the effect of a negative vote on each other Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) or its delegate will vote any shares of the Funds in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Master-Feeder Structure. Equity 500 Index Fund and S&P 500 Index Fund each operates as a feeder fund in a master-feeder fund arrangement with E500 Portfolio, which has the same investment objective and policies as the feeder funds. Equity 500 Index Fund and S&P 500 Index Fund each seeks to achieve its investment objective by investing all of its investable assets in the E500 Portfolio. Government Money Market Series (together with Equity 500 Index Fund and S&P 500 Index Fund, the “Feeder Funds”) operates as a feeder fund in a master-feeder fund arrangement with Government Portfolio (together with E500 Portfolio, the “Portfolios”), which has the same investment objective and policies as its feeder fund. Government Money Market Series seeks to achieve its investment objective by investing all of its investable assets in the Government Portfolio. The Portfolios invest directly in investment securities and other investments. Each Feeder Fund’s shareholders are being asked to approve the Proposal to elect Board Members for the Feeder Fund. In addition, as a shareholder of its respective Portfolio, each Feeder Fund is being asked to provide voting instructions on the Proposal to elect Board Members as it relates to the Portfolio. Pursuant to the requirements of the 1940 Act, applicable to the master-feeder structure, each Feeder Fund’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Feeder Fund’s own shareholders. Under the 1940 Act, each Feeder Fund must vote its shares of the Portfolio in accordance with the voting instructions received from the Feeder Fund’s shareholders. As a result, if you are a shareholder in a Feeder Fund, in addition to your vote on the Proposal to elect Board Members as it relates to your Feeder Fund, you are also being asked to instruct your Feeder Fund on how to vote its shares of the Portfolio on the Proposal to elect Board Members for the Portfolio.

With respect to each Portfolio, each relevant Feeder Fund will vote its shares of the Portfolio in accordance with the voting instructions received from its shareholders and will vote shares of the Portfolio with respect to which it has not received voting instructions in the same proportion as the shares for which it has received instructions from the other shareholders (this is called “proportional voting” or “echo voting”). The Feeder Funds do not require that a specified number of shareholders submit voting instructions before a Feeder Fund will vote its shares of the relevant Portfolio at the Meeting. Because each Feeder Fund will use proportional voting to vote its shares of its Portfolio, a small number of shareholders could determine how a Feeder Fund votes if other shareholders fail to vote. In addition, because each Portfolio has multiple feeder funds (including for Government Portfolio, a feeder fund being solicited through a separate proxy statement) it is possible that the Proposal to elect

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Board Members for the Portfolio will not be approved by the requisite vote even if a Feeder Fund casts its votes to approve the Proposal. It is also possible that the Proposal to elect Board Members for a Portfolio will be approved by the requisite vote even if a Feeder Fund casts its votes against the Proposal.

Share Ownership. Appendix E to this Proxy Statement sets forth information as of the Record Date regarding the ownership of each Fund’s shares by the only persons known by the Fund to own beneficially or of record 5% or more of the outstanding shares of any class of the Fund. Collectively, the Board Members and the officers of each Fund and each Board Member Nominee own less than 1% of each Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs and Solicitation of Proxies. In addition to solicitations made by mail, solicitations may also be made by telephone, through the Internet or in person by officers or employees of the Funds and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare (“Computershare”) has been engaged to assist in the solicitation of proxies for the Funds at an estimated cost of $[__________]. However, the exact cost will depend on the amount and type of services rendered. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name, address and title (if the shareholder is authorized to act on behalf of an entity, such as a corporation). If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to ask for the shareholder’s instructions on each Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. Computershare will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a letter that confirms his or her vote and that asks the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on the Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card originally provided with the Proxy Statement or provided with a Notice of Internet Availability of Proxy Materials or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card or for directions on how to attend the Meeting in person, they may contact Computershare toll-free at (866) 461-7333. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. As set forth in Appendix G to this Proxy Statement, the costs of

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solicitation will be borne by the Funds, including (a) the printing and mailing of this Proxy Statement or Notice and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies. The Funds’ bearing of proxy costs will not be subject to the cap on total expenses or any fee waivers then in effect.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted.

For Maryland Corporations, a shareholder who has submitted a proxy may revoke or withdraw the proxy: (i) with respect to any matter to be considered at the Meeting or any postponement or adjournment thereof if such revocation or withdrawal is properly received by the Secretary of the applicable Corporation, at 100 Summer Street, Boston, Massachusetts 02110 prior to the vote on that matter and (ii) by delivering a duly executed proxy bearing a later date or by attending the Meeting or the postponement or adjournment thereof and voting in person.

For Massachusetts Trusts, a shareholder who has submitted a proxy may revoke or withdraw the proxy with respect to any matter to be considered at the Meeting or any adjournment or postponement thereof if such revocation or withdrawal is properly received by the Secretary of the applicable Trust, at 100 Summer Street, Boston, Massachusetts 02110 prior to the vote on that matter. A shareholder may also revoke a proxy prior to a vote on a matter by delivering a duly executed proxy bearing a later date or by attending the Meeting or the adjournment or postponement thereof and voting in person on the matter.

Adjournment. In the event that the necessary quorum to transact business or the sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

For Maryland Corporations, whether or not a quorum is present, the Meeting may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, or of the shareholders of one or more series or classes thereof, as applicable, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the Meeting at which the adjournment is taken. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. At any adjourned Meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called. The Meeting may not be adjourned to a date more than 120 days after the original record date without further notice of the adjourned Meeting date.

For Massachusetts Trusts, the Meeting may, by action of the chairman of the Meeting, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter; upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

Investment Advisor and Administrator. DIMA, 875 Third Avenue, New York, New York 10022, serves as

25

each Fund’s investment advisor and administrator. DIMA is an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a publicly listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The DWS brand represents the DWS Group and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DIMA and RREEF America L.L.C., which offer advisory services.

Principal Underwriter. The principal underwriter for each Fund is DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Information Concerning Independent Registered Public Accounting Firm. The Board of each Fund has selected Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Fund for the current fiscal year. EY has been the independent registered public accounting firm for each Fund for at least the last two completed fiscal years. EY has informed the Audit Committees for the Funds that it has no material direct or indirect financial interest in any of the Funds except as their independent registered public accounting firms. Representatives of EY are not expected to be present at the Meeting.

Appendix F contains a table showing fees billed by EY to each Fund during that Fund’s two most recent fiscal years: (i) for audit and non-audit services pre-approved by the Audit Committee and provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for DIMA and certain entities controlling, controlled by or under common control with DIMA that provide ongoing services to the Fund (collectively, the “DWS Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of the Board has reviewed whether the receipt by EY of non-audit fees from the Fund, DIMA and all DWS Entities is compatible with maintaining its independence.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DWS Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

[There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.]

According to EY, substantially all of EY’s hours spent on auditing the Funds’ financial statements were attributed to work performed by full-time permanent employees of EY.

In connection with the audit of the 2023 and 2024 financial statements, each Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by each Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

All Non-Audit Fees. The table in Appendix F shows the aggregate non-audit fees billed by EY for services rendered to the Funds and to the DWS Entities for the two most recent fiscal years for each Fund. In assessing the independence of EY, the Audit Committee considered this information.

26

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the applicable Fund, 100 Summer Street, Boston, Massachusetts 02110.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the Proxy Card will confer upon the person or persons entitled to vote the shares represented by such Proxy Card the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

For Maryland Corporations, meetings of shareholders of a Corporation shall be called upon the written request of the holders of 25% or more of the votes entitled to be cast at the meeting.

For Massachusetts Trusts other than the Cash Account Trust, meetings of shareholders of a Trust shall be called upon the written request of the holders of 10% or more of the total number of shares of such Trust then issued and outstanding and entitled to vote.

For the Cash Account Trust, meetings of the shareholders may be called at any time by shareholders if the Trustees and the President shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting (or 10% if the purpose of the meeting is to determine if a Trustee shall be removed from office).

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT COMPUTERSHARE AT 1-866-461-7333.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2024:

27

The Notice of the Joint Special Meetings, Joint Proxy Statement and Proxy Card(s) are available at www.proxy-direct.com/dws-34138.

By Order of the Boards,

John Millette Secretary

APPENDIX A

NOMINEE SHARE OWNERSHIP

As of August 10, 2024, the Board Member Nominees and the officers of each Fund as a whole owned less than 1% of the outstanding shares of any class of any Fund.

The following tables show the dollar range of equity securities beneficially owned by each Board Member Nominee in each Fund as of August 10, 2024.

Each Board Member Nominee owns over $__________ of shares on an aggregate basis in all DWS funds overseen or to be overseen by the nominee as of November 21, 2024, except for Ms. Conrad who does not own shares of any Fund.

Fund	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.	Jennifer S. Conrad
DWS California Tax-Free Income Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS Capital Growth Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None
DWS Central Cash Management Government Fund	None	None	None	None	None	None	None	None	None
DWS Communications Fund	None	None	None	None	None	None	None	None	None
DWS Core Equity Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None
DWS CROCI® Equity Dividend Fund	None	None	None	None	None	None	None	None	None

A-1

Fund	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.	Jennifer S. Conrad
DWS CROCI® International Fund	None	$1 - $10,000	$10,001 - $50,000	None	None	None	None	None	None
DWS CROCI® U.S. Fund	None	$10,001 - $50,000	None	None	None	$10,001 - $50,000	None	None	None
DWS Emerging Markets Equity Fund	None	None	$50,001 - $100,000	None	None	None	None	None	None
DWS Emerging Markets Fixed Income Fund	None	$1 - $10,000	Over $100,000	None	None	None	None	None	None
DWS Enhanced Commodity Strategy Fund	None	None	None	None	None	None	None	None	None
DWS Equity 500 Index Fund	None	None	None	None	None	None	None	Over $100,000	None
DWS Equity Sector Strategy Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS ESG Core Equity Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None
DWS ESG International Core Equity Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None
DWS Floating Rate Fund	None	None	None	None	None	$10,001 - $50,000	None	None	None
DWS Global High Income Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS Global Income Builder Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS Global Macro Fund	None	$1 - $10,000	$50,001 - $100,000	Over $100,000	None	None	None	None	None
DWS Global Small Cap Fund	None	$1 - $10,000	None	None	None	$10,001 - $50,000	None	None	None
DWS GNMA Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS Government & Agency Securities Portfolio	None	None	None	None	None	None	$10,001 - $50,000	None	None
DWS Government Money Market Series	None	None	None	None	None	None	None	$1 - $10,000	None

A-2

Fund	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.	Jennifer S. Conrad
DWS Health and Wellness Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS High Income Fund	None	None	None	None	None	$10,001 - $50,000	None	None	None
DWS Intermediate Tax-Free Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None
DWS International Growth Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS Large Cap Focus Growth Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS Latin America Equity Fund	None	None	$50,001 - $100,000	None	None	None	Over $100,000	None	None
DWS Managed Municipal Bond Fund	None	$1 - $10,000	None	None	None	Over $100,000	None	$10,001 - $50,000	None
DWS Massachusetts Tax-Free Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None
DWS Money Market Prime Series	$50,001 - $100,000	None	$10,001 - $50,000	None	None	None	None	$1 - $10,000	None
DWS Multi-Asset Conservative Allocation Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS Multi-Asset Moderate Allocation Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS New York Tax-Free Income Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS RREEF Global Infrastructure Fund	None	$10,001 - $50,000	None	Over $100,000	None	None	None	$1 - $10,000	None
DWS RREEF Global Real Estate Securities Fund	None	None	None	Over $100,000	None	None	None	$1 - $10,000	None
DWS RREEF Real Assets Fund	None	$1 - $10,000	None	None	None	None	None	$1 - $10,000	None
DWS RREEF Real Estate Securities Fund	None	None	None	None	None	$10,001 - $50,000	None	$1 - $10,000	None

A-3

Fund	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.	Jennifer S. Conrad
DWS S&P 500 Index Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None
DWS Science and Technology Fund	None	None	None	None	None	Over $100,000	None	None	None
DWS Short Duration Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS Short-Term Municipal Bond Fund	None	$1 - $10,000	None	None	None	None	None	None	None
DWS Small Cap Core Fund	$10,001 - $50,000	$10,001 - $50,000	None	Over $100,000	None	$10,001 - $50,000	$50,001 - $100,000	None	None
DWS Small Cap Growth Fund	None	$10,001 - $50,000	$10,001 - $50,000	None	None	None	None	None	None
DWS Strategic High Yield Tax-Free Fund	None	$10,001 - $50,000	None	None	None	None	None	$10,001 - $50,000	None
DWS Tax-Exempt Portfolio	None	None	None	None	None	None	None	None	None
DWS Total Return Bond Fund	None	$1 - $10,000	None	None	None	None	$50,001 - $100,000	None	None
DWS Treasury Portfolio	None	None	None	None	$10,001 - $50,000	None	None	None	None

(1)       Ms. Daugherty was appointed as an Independent Advisory Board Member effective August 15, 2023.

A-4

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A-5

APPENDIX B

FUND OFFICERS

The following persons are officers of each Trust/Corporation:

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Hepsen Uzcan(2) (1974) President an Chief Executive Officer, 2017-present

Head of Americas CEO Office, DWS (2023-present), Head of Fund Administration, Head of Product Americas and Head of U.S. Mutual Funds, DWS (2017-present); Vice President, DWS Service Company (2018-present); President, DB Investment Managers, Inc.(2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); Vice President, DWS Investment Management Americas, Inc. (2023-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Secretary, DWS USA Corporation (2018-2023); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-2023); Assistant Secretary, DWS Trust Company (2018-2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020); Assistant Secretary, DWS Distributors, Inc. (2018-2023); Directorships: Director of DWS Service Company (2018-present); Director of DB Investment Managers, Inc. (2018-present); Director of Episcopalian Charities of New York (2018-present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2020-present); Director of ICI Mutual Insurance Company (2020-present); Director of DWS USA Corporation (2023-present); Director of DWS Investment Management Americas, Inc. (2023-present); and Manager of DBX Advisors LLC. (2023-present)

John Millette(3) (1962) Vice President and Secretary, 1999-present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President, DWS Trust Company (2016-present); Secretary, DBX ETF Trust (2020-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary, DBX ETF Trust (2019-2020)
Ciara Crawford(2) (1984) Assistant Secretary, 2019-present	Fund Administration (Specialist), DWS (2015-present); Secretary, DWS Service Company (2024-present); Assistant Secretary of U.S. Mutual Funds, DWS (2019-present); Secretary, DWS USA Corporation (2024-present); Secretary, DBX Advisors, LLC (2024-present); Secretary, DWS Investment Management

B-1

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Americas, Inc. (2024-present); Clerk, DWS Trust Company (2024-present); Secretary, DWS Distributors, Inc. (2024-present); formerly, Assistant Secretary DWS Service Company (2018-2024); Assistant Secretary, DWS USA Corporation (2023-2024); Assistant Secretary, DBX Advisors, LLC (2023-2024); Assistant Secretary, DWS Investment Management Americas, Inc. (2023-2024); Assistant Clerk, DWS Trust Company (2023-2024); Assistant Secretary, DWS Distributors, Inc. (2023-2024); Legal Assistant at Accelerated Tax Solutions
Diane Kenneally(3) (1966) Chief Financial Officer and Treasurer, 2018-present	Fund Administration Treasurer’s Office (Head since 2024), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018); and Co-Head of DWS Treasurer’s Office (2018-2024)
Yvonne Wong(3) (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan(3) (1966) Assistant Treasurer, 2017-present	Fund Administration Treasurer’s Office, Head of Accounting and Vendor Oversight (since 2024), DWS; Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, DBX ETF Trust (2019-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present). Formerly: Co-Head of DWS Treasurer’s Office (2018-2024)
Scott D. Hogan(3) (1970) Chief Compliance Officer, 2016-present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016-present)
Caroline Pearson(3) (1962) Chief Legal Officer, 2010-present	Legal (Regional Head of Legal, Americas), DWS (since 2024); Assistant Secretary, DBX ETF Trust (2020-present); Chief Legal Officer, DBX Advisors LLC (2019-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); Secretary, Deutsche AM Service Company (2010-2017); Chief Legal Officer, DBX Strategic Advisors LLC (2020-2021); and Legal (Senior Team Lead), DWS (2020-2024)
Christian Rijs(2) (1980) Anti-Money Laundering Compliance Officer, 2021-present	Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (2021-present); AML Officer, DBX ETF Trust (2021-present); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021-present); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

(1)       The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(2)       Address: 875 Third Avenue, New York, New York 10022.

(3)       Address: 100 Summer Street, Boston, MA 02110.

B-2

APPENDIX C

BOARD MEMBER NOMINEE COMPENSATION

The table below shows (i) the compensation paid to the Board Member Nominees by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each Board Member Nominee from the DWS fund complex for the calendar year 2023. Ms. Conrad has not been elected to the Board as of the date of this Proxy Statement and therefore received no compensation from the Funds during the relevant periods.

Fund and FYE	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.
DWS California Tax-Free Income Fund, 8/31/24
DWS Capital Growth Fund, 9/30/23	$3,032	$7,366	$10,362	$7,371	$7,366	$7,965	$8,205	$7,965
DWS Central Cash Management Government Fund, 3/31/24	$3,403	$3,923	$5,472	$3,923	$3,923	$4,233	$4,357	$4,233
DWS Communications Fund, 12/31/23	$234	$558	$694	$552	$558	$585	$596	$585
DWS Core Equity Fund, 9/30/23	$6,498	$16,299	$23,048	$16,320	$16,299	$17,649	$18,189	$17,649
DWS CROCI® Equity Dividend Fund, 11/30/23	$1,547	$4,131	$5,767	$4,131	$4,131	$4,458	$4,589	$4,458
DWS CROCI® International Fund, 8/31/24
DWS CROCI® U.S. Fund, 9/30/23	$1,485	$3,908	$5,451	$3,907	$3,908	$4,216	$4,340	$4,216
DWS Emerging Markets Equity Fund, 10/31/23	$285	$915	$1,201	$910	$915	$972	$995	$972
DWS Emerging Markets Fixed Income Fund, 10/31/23	$134	$439	$525	$433	$439	$456	$463	$456
DWS Enhanced Commodity Strategy Fund, 6/30/24	$5,815	$5,055	$7,078	$5,055	$5,055	$5,460	$5,622	$5,460
DWS Equity 500 Index Fund, 12/31/23	$111	$236	$236	$229	$236	$236	$236	$236
DWS Equity Sector Strategy Fund, 8/31/24
DWS ESG Core Equity Fund, 11/30/23	$381	$1,039	$1,377	$1,034	$1,039	$1,107	$1,134	$1,107
DWS ESG International Core Equity Fund, 8/31/24
DWS Floating Rate Fund, 5/31/24	$697	$780	$1,010	$780	$780	$826	$844	$826
DWS Global High Income Fund, 10/31/23	$598	$1,689	$2,299	$1,684	$1,689	$1,811	$1,860	$1,811

C-1

Fund and FYE	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.
DWS Global Income Builder Fund, 10/31/23	$1,031	$2,729	$3,776	$2,726	$2,729	$2,938	$3,022	$2,938
DWS Global Macro Fund, 10/31/23	$392	$1,096	$1,457	$1,090	$1,096	$1,168	$1,197	$1,168
DWS Global Small Cap Fund, 10/31/23	$322	$905	$1,186	$899	$905	$961	$984	$961
DWS GNMA Fund, 9/30/23	$1,467	$3,992	$5,570	$3,992	$3,992	$4,308	$4,434	$4,308
DWS Government & Agency Securities Portfolio, 4/30/24	$9,368	$10,345	$14,585	$10,345	$10,345	$11,193	$11,532	$11,193
DWS Government Money Market Series, 12/31/23	$111	$236	$236	$229	$236	$236	$236	$236
DWS Health and Wellness Fund, 5/31/24	$1,233	$1,398	$1,888	$1,398	$1,398	$1,496	$1,535	$1,496
DWS High Income Fund, 9/30/23	$961	$2,631	$3,638	$2,629	$2,631	$2,833	$2,913	$2,833
DWS Intermediate Tax-Free Fund, 5/31/24	$2,977	$3,414	$4,750	$3,414	$3,414	$3,681	$3,788	$3,681
DWS International Growth Fund, 8/31/24
DWS Large Cap Focus Growth Fund, 7/31/24	$1,723	$1,522	$2,065	$1,522	$1,522	$1,631	$1,674	$1,631
DWS Latin America Equity Fund, 10/31/23	$674	$1,759	$2,399	$1,755	$1,759	$1,887	$1,938	$1,887
DWS Managed Municipal Bond Fund, 5/31/24	$7,726	$8,975	$12,642	$8,975	$8,975	$9,708	$10,002	$9,708
DWS Massachusetts Tax-Free Fund, 3/31/24	$1,046	$1,180	$1,579	$1,180	$1,180	$1,260	$1,292	$1,260
DWS Money Market Prime Series, 7/31/24	$2,914	$2,552	$3,526	$2,552	$2,552	$2,747	$2,825	$2,747
DWS Multi-Asset Conservative Allocation Fund, 8/31/24
DWS Multi-Asset Moderate Allocation Fund, 8/31/24
DWS New York Tax-Free Income Fund, 8/31/24
DWS RREEF Global Infrastructure Fund, 12/31/23	$1,931	$5,350	$7,498	$5,352	$5,350	$5,779	$5,951	$5,779
DWS RREEF Global Real Estate Securities Fund, 12/31/23	$384	$988	$1,304	$982	$988	$1,051	$1,076	$1,051
DWS RREEF Real Assets Fund, 3/31/24	$17,581	$20,702	$29,288	$20,702	$20,702	$22,419	$23,106	$22,419
DWS RREEF Real Estate Securities Fund, 12/31/23	$1,953	$5,308	$7,439	$5,310	$5,308	$5,734	$5,905	$5,734
DWS S&P 500 Index Fund, 12/31/23	$111	$236	$236	$229	$236	$236	$236	$236
DWS Science and Technology Fund, 10/31/23	$1,988	$4,609	$6,446	$4,609	$4,609	$4,976	$5,123	$4,976
DWS Short Duration Fund, 9/30/23	$1,700	$4,490	$6,277	$4,490	$4,490	$4,847	$4,990	$4,847
DWS Short-Term Municipal Bond Fund, 10/31/23	$327	$986	$1,300	$980	$986	$1,049	$1,074	$1,049
DWS Small Cap Core Fund, 9/30/23	$1,026	$2,565	$3,543	$2,562	$2,565	$2,760	$2,838	$2,760
DWS Small Cap Growth Fund, 9/30/23	$518	$1,414	$1,909	$1,409	$1,414	$1,513	$1,553	$1,513
DWS Strategic High Yield Tax-Free Fund, 5/31/24	$1,947	$2,245	$3,090	$2,245	$2,245	$2,414	$2,482	$2,414

C-2

Fund and FYE	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.
DWS Tax-Exempt Portfolio, 4/30/24	$750	$833	$1,086	$833	$833	$883	$904	$883
DWS Total Return Bond Fund, 1/31/24	$844	$1,434	$1,937	$1,429	$1,434	$1,534	$1,574	$1,534
DWS Treasury Portfolio, 3/31/24	$2,616	$2,970	$4,120	$2,970	$2,970	$3,200	$3,292	$3,200

Total Compensation from the complex as of December 31, 2023	$118,981	$315,000	$440,000	$315,000	$315,000	$340,000	$350,000	$340,000

(1)       Ms. Daugherty was appointed as an Independent Advisory Board Member effective August 15, 2023.

C-3

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C-4

APPENDIX D

NUMBER OF SHARES OF EACH CLASS OF EACH FUND OUTSTANDING AS OF THE RECORD DATE
Name of Fund	Class	Outstanding Shares

D-1

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D-2

APPENDIX E

RECORD AND BENEFICIAL OWNERS OF 5% OR MORE OF A CLASS OF FUND SHARES

[FUND]

Name and Address of Investor	Shares	Class	Percentage

E-1

APPENDIX F

FEES BILLED BY AUDITOR FOR PAST TWO FISCAL YEARS

	Audit Fees(1)	Audit-Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund (FYE)	Fund	Fund	DIMA Entities	Fund	DIMA Entities	Fund	DIMA Entities
DWS California Tax-Free Income Fund (8/31)
2022	$49,811	$0	$0	$7,880	$32,448	$0	$0
2023	$49,811	$0	$0	$7,629	$539,907	$0	$0
DWS Capital Growth Fund (9/30)
2022	$51,236	$0	$0	$7,880	$32,448	$0	$0
2023	$51,236	$0	$0	$5,969	$539,907	$0	$0
DWS Central Cash Management Government Fund (3/31)
2023	$28,911	$0	$0	$7,880	$183,212	$0	$0
2024	$28,911	$0	$0	$5,969	$389,143	$0	$0
DWS Communications Fund (12/31)
2022	$46,486	$0	$0	$7,880	$148,212	$0	$0
2023	$46,486	$0	$0	$5,969	$424,143	$0	$0
DWS Core Equity Fund (9/30)
2022	$51,236	$0	$0	$8,989	$32,448	$0	$0
2023	$51,236	$0	$0	$7,629	$539,907	$0	$0
DWS CROCI® Equity Dividend Fund (11/30)
2022	$51,236	$0	$0	$7,880	$32,448	$0	$0
2023	$51,236	$0	$0	$5,969	$539,907	$0	$0
DWS CROCI® International Fund (8/31)
2022	$58,361	$0	$0	$8,989	$32,448	$0	$0
2023	$58,361	$0	$0	$7,629	$539,907	$0	$0
DWS CROCI® U.S. Fund (9/30)
2022	$51,236	$0	$0	$7,880	$32,448	$0	$0
2023	$51,236	$0	$0	$5,969	$539,907	$0	$0
DWS Emerging Markets Equity Fund (10/31)
2022	$59,311	$0	$0	$7,879	$32,448	$0	$0
2023	$59,311	$0	$0	$5,969	$539,907	$0	$0
DWS Emerging Markets Fixed Income Fund (10/31)
2022	$62,636	$0	$0	$7,879	$32,448	$0	$0
2023	$62,636	$0	$0	$5,969	$539,907	$0	$0
DWS Enhanced Commodity Strategy Fund (6/30)
2022	$62,121	$0	$0	$10,366	$394,557	$0	$0
2023	$59,014	$0	$0	$10,366	$572,355	$0	$0
DWS Equity 500 Index Fund (12/31)
2022	$28,029	$0	$0	$10,366	$148,212	$0	$0
2023	$28,029	$0	$0	$8,948	$424,143	$0	$0
DWS Equity Sector Strategy Fund (8/31)
2022	$46,180	$0	$0	$7,880	$32,448	$0	$0
2023	$46,180	$0	$0	$8,948	$539,907	$0	$0
DWS ESG Core Equity Fund (11/30)
2022	$31,761	$0	$0	$7,880	$32,448	$0	$0
2023	$31,761	$0	$0	$5,969	$539,907	$0	$0
DWS ESG International Core Equity Fund (8/31)
2022	$63,111	$0	$0	$7,880	$32,448	$0	$0
2023	$63,111	$0	$0	$5,969	$539,907	$0	$0
DWS ESG Liquidity Fund (8/31)
2022	$29,545	$0	$0	$7,880	$32,448	$0	$0
2023	$29,545	$0	$0	$5,969	$539,907	$0	$0
DWS Floating Rate Fund (5/31)
2023	$66,436	$0	$0	$7,880	$572,355	$0	$0

F-1

	Audit Fees(1)	Audit-Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund (FYE)	Fund	Fund	DIMA Entities	Fund	DIMA Entities	Fund	DIMA Entities
2024	$66,436	$0	$0	$7,629	$0	$0	$0
DWS Global High Income Fund (10/31)
2022	$97,311	$0	$0	$7,879	$32,448	$0	$0
2023	$97,311	$0	$0	$5,969	$539,907	$0	$0
DWS Global Income Builder Fund (10/31)
2022	$85,545	$0	$0	$10,365	$32,448	$0	$0
2023	$85,545	$0	$0	$8,948	$539,907	$0	$0
DWS Global Macro Fund (10/31)
2022	$58,361	$0	$0	$7,879	$32,448	$0	$0
2023	$58,361	$0	$0	$7,629	$539,907	$0	$0
DWS Global Small Cap Fund (10/31)
2022	$39,361	$0	$0	$8,988	$32,448	$0	$0
2023	$39,361	$0	$0	$7,629	$539,907	$0	$0
DWS GNMA Fund (9/30)
2022	$27,011	$0	$0	$7,880	$32,448	$0	$0
2023	$27,011	$0	$0	$8,948	$539,907	$0	$0
DWS Government & Agency Securities Portfolio (4/30)
2023	$27,011	$0	$0	$5,969	$572,355	$0	$0
2024	$27,011	$0	$0	$5,969	$0	$0	$0
DWS Government Money Market Series (12/31)
2022	$22,104	$0	$0	$8,989	$148,212	$0	$0
2023	$22,104	$0	$0	$7,629	$424,143	$0	$0
DWS Health and Wellness Fund (5/31)
2023	$44,111	$0	$0	$7,880	$572,355	$0	$0
2024	$44,111	$0	$0	$5,969	$0	$0	$0
DWS High Income Fund (9/30)
2022	$84,071	$0	$0	$7,880	$32,448	$0	$0
2023	$84,071	$0	$0	$5,969	$539,907	$0	$0
DWS Intermediate Tax-Free Fund (5/31)
2023	$40,311	$0	$0	$7,880	$572,355	$0	$0
2024	$40,311	$0	$0	$7,629	$0	$0	$0
DWS International Growth Fund (8/31)
2022	$60,736	$0	$0	$8,989	$32,448	$0	$0
2023	$60,736	$0	$0	$5,969	$539,907	$0	$0
DWS Large Cap Focus Growth Fund (7/31)
2022	$51,236	$0	$0	$7,880	$427,005	$0	$0
2023	$51,236	$0	$0	$7,880	$539,907	$0	$0
DWS Latin America Equity Fund (10/31)
2022	$59,311	$0	$0	$7,879	$32,448	$0	$0
2023	$59,311	$0	$0	$5,969	$539,907	$0	$0
DWS Managed Municipal Bond Fund (5/31)
2023	$53,136	$0	$0	$7,880	$572,355	$0	$0
2024	$53,136	$0	$0	$7,629	$0	$0	$0
DWS Massachusetts Tax-Free Fund (3/31)
2023	$53,136	$0	$0	$7,880	$183,212	$0	$0
2024	$53,136	$0	$0	$7,629	$389,143	$0	$0
DWS Money Market Prime Series (7/31)
2022	$29,861	$0	$0	$7,880	$427,005	$0	$0
2023	$29,861	$0	$0	$7,880	$539,907	$0	$0
DWS Multi-Asset Conservative Allocation Fund (8/31)
2022	$46,845	$0	$0	$7,880	$32,448	$0	$0
2023	$46,845	$0	$0	$7,629	$539,907	$0	$0
DWS Multi-Asset Moderate Allocation Fund (8/31)

F-2

	Audit Fees(1)	Audit-Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund (FYE)	Fund	Fund	DIMA Entities	Fund	DIMA Entities	Fund	DIMA Entities
2022	$46,180	$0	$0	$7,880	$32,448	$0	$0
2023	$46,180	$0	$0	$7,629	$539,907	$0	$0
DWS New York Tax-Free Income Fund (8/31)
2022	$47,911	$0	$0	$7,880	$32,448	$0	$0
2023	$47,911	$0	$0	$7,629	$539,907	$0	$0
DWS RREEF Global Infrastructure Fund (12/31)
2022	$46,486	$0	$0	$8,989	$148,212	$0	$0
2023	$46,486	$0	$0	$8,948	$424,143	$0	$0
DWS RREEF Global Real Estate Securities Fund (12/31)
2022	$60,261	$0	$0	$10,366	$148,212	$0	$0
2023	$60,261	$0	$0	$8,948	$424,143	$0	$0
DWS RREEF Real Assets Fund (3/31)
2023	$46,486	$0	$0	$10,366	$183,212	$0	$0
2024	$46,486	$0	$0	$8,948	$389,143	$0	$0
DWS RREEF Real Estate Securities Fund (12/31)
2022	$60,261	$0	$0	$7,880	$148,212	$0	$0
2023	$60,261	$0	$0	$5,969	$424,143	$0	$0
DWS S&P 500 Index Fund (12/31)
2022	$31,531	$0	$0	$10,366	$148,212	$0	$0
2023	$31,531	$0	$0	$8,948	$424,143	$0	$0
DWS Science and Technology Fund (10/31)
2022	$35,561	$0	$0	$8,988	$32,448	$0	$0
2023	$35,561	$0	$0	$7,629	$539,907	$0	$0
DWS Short Duration Fund (9/30)
2022	$39,361	$0	$0	$7,880	$32,448	$0	$0
2023	$39,361	$0	$0	$7,629	$539,907	$0	$0
DWS Short-Term Municipal Bond Fund (10/31)
2022	$37,936	$0	$0	$7,879	$32,448	$0	$0
2023	$37,936	$0	$0	$5,969	$539,907	$0	$0
DWS Small Cap Core Fund (9/30)
2022	$38,411	$0	$0	$7,880	$32,448	$0	$0
2023	$38,411	$0	$0	$5,969	$539,907	$0	$0
DWS Small Cap Growth Fund (9/30)
2022	$36,511	$0	$0	$7,880	$32,448	$0	$0
2023	$36,511	$0	$0	$5,969	$539,907	$0	$0
DWS Strategic High Yield Tax-Free Fund (5/31)
2023	$53,136	$0	$0	$7,880	$572,355	$0	$0
2024	$53,136	$0	$0	$7,629	$0	$0	$0
DWS Tax-Exempt Portfolio (4/30)
2023	$28,911	$0	$0	$5,969	$572,355	$0	$0
2024	$28,911	$0	$0	$5,969	$0	$0	$0
DWS Total Return Bond Fund (1/31)
2023	$97,311	$0	$0	$8,988	$183,212	$0	$0
2024	$97,311	$0	$0	$8,948	$389,143	$0	$0
DWS Treasury Portfolio (3/31)
2023	$28,911	$0	$0	$7,880	$183,212	$0	$0
2024	$28,911	$0	$0	$5,969	$389,143	$0	$0

_____________

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

F-3

Non-Audit Services. The following table shows the amount of fees that EY billed during each Fund’s last two fiscal years for non-audit services. Each Fund’s Audit Committee pre-approved all non-audit services that EY provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting. Each Fund’s Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the DIMA Entities. Each Fund’s Audit Committee considered this information in evaluating EY’s independence.

Name of Fund (FYE)	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
DWS California Tax-Free Income Fund (8/31)
2022
2023
DWS Capital Growth Fund (9/30)
2022
2023
DWS Central Cash Management Government Fund (3/31)
2023
2024
DWS Communications Fund (12/31)
2022
2023
DWS Core Equity Fund (9/30)
2022
2023
DWS CROCI® Equity Dividend Fund (11/30)
2022
2023
DWS CROCI® International Fund (8/31)
2022
2023
DWS CROCI® U.S. Fund (9/30)
2022
2023
DWS Emerging Markets Equity Fund (10/31)
2022
2023
DWS Emerging Markets Fixed Income Fund (10/31)
2022
2023
DWS Enhanced Commodity Strategy Fund (6/30)
2022
2023
DWS Equity 500 Index Fund (12/31)
2022
2023
DWS Equity Sector Strategy Fund (8/31)
2022
2023
DWS ESG Core Equity Fund (11/30)
2022
2023
F-4

Name of Fund (FYE)	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
DWS ESG International Core Equity Fund (8/31)
2022
2023
DWS ESG Liquidity Fund (8/31)
2022
2023
DWS Floating Rate Fund (5/31)
2023
2024
DWS Global High Income Fund (10/31)
2022
2023
DWS Global Income Builder Fund (10/31)
2022
2023
DWS Global Macro Fund (10/31)
2022
2023
DWS Global Small Cap Fund (10/31)
2022
2023
DWS GNMA Fund (9/30)
2022
2023
DWS Government & Agency Securities Portfolio (4/30)
2023
2024
DWS Government Money Market Series (12/31)
2022
2023
DWS Health and Wellness Fund (5/31)
2023
2024
DWS High Income Fund (9/30)
2022
2023
DWS Intermediate Tax-Free Fund (5/31)
2023
2024
DWS International Growth Fund (8/31)
2022
2023
DWS Large Cap Focus Growth Fund (7/31)
2022
2023
DWS Latin America Equity Fund (10/31)
2022
2023
F-5

Name of Fund (FYE)	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
DWS Managed Municipal Bond Fund (5/31)
2023
2024
DWS Massachusetts Tax-Free Fund (3/31)
2023
2024
DWS Money Market Prime Series (7/31)
2022
2023
DWS Multi-Asset Conservative Allocation Fund (8/31)
2022
2023
DWS Multi-Asset Moderate Allocation Fund (8/31)
2022
2023
DWS New York Tax-Free Income Fund (8/31)
2022
2023
DWS RREEF Global Infrastructure Fund (12/31)
2022
2023
DWS RREEF Global Real Estate Securities Fund (12/31)
2022
2023
DWS RREEF Real Assets Fund (3/31)
2023
2024
DWS RREEF Real Estate Securities Fund (12/31)
2022
2023
DWS S&P 500 Index Fund (12/31)
2022
2023
DWS Science and Technology Fund (10/31)
2022
2023
DWS Short Duration Fund (9/30)
2022
2023
DWS Short-Term Municipal Bond Fund (10/31)
2022
2023
DWS Small Cap Core Fund (9/30)
2022
2023
DWS Small Cap Growth Fund (9/30)
2022
2023
F-6

Name of Fund (FYE)	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
DWS Strategic High Yield Tax-Free Fund (5/31)
2023
2024
DWS Tax-Exempt Portfolio (4/30)
2023
2024
DWS Total Return Bond Fund (1/31)
2023
2024
DWS Treasury Portfolio (3/31)
2023
2024
F-7

APPENDIX G

ALLOCATION OF PROXY COSTS

Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the proxy card(s), proxy statement or notice of internet availability of proxy materials, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph (all such costs are referred to as the “Proxy Costs”). The amount borne by each Fund amounts to approximately the percentage of average net assets as set forth below for that Fund, based on [August 31, 2024] net assets for each Fund.

Fund	Allocated Cost	Allocated Cost as a % of Average Net Assets

G-1

FUNDS	FUNDS	FUNDS
DWS CROCI® Equity Dividend Fund	DWS Global Income Builder Fund	DWS RREEF Real Assets Fund
DWS Money Market Prime Series	DWS Government Money Market Series	DWS Managed Municipal Bond Fund
DWS Short-Term Municipal Bond Fund	DWS Strategic High Yield Tax-Free Fund	DWS Floating Rate Fund
DWS Total Return Bond Fund	DWS Communications Fund	DWS Enhanced Commodity Strategy Fund
DWS Health and Wellness Fund	DWS RREEF Global Real Estate Securities Fd	DWS RREEF Real Estate Securities Fund
DWS Science and Technology Fund	DWS California Tax-Free Income Fund	DWS Massachusetts Tax-Free Fund
DWS New York Tax-Free Income Fund	DWS Intermediate Tax-Free Fund	DWS Treasury Portfolio
DWS Central Cash Mgmt Government Fd	Deutsche DWS Equity 500 Index Portfolio	Government Cash Management Portfolio

The following matters will be considered at the Meeting:

1. Election of Board Members.

01. Jennifer S. Conrad	02. Mary Schmid Daugherty	03. Keith R. Fox
04. Chad Perry	05. Rebecca W. Rimel	06. Catherine Schrand

2. Approval of a Sub-Advisor Approval Policy.

3. Approval of a Change in the Diversification Policy.

4. Approval of Modification of a Fundamental Investment Policy.

5. Approval of Modification of a Fundamental Investment Policy.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSALS

If you wish to attend the Meeting, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Meeting.

Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

Your Fund(s) has elected to utilize the Notice and Access distribution model pursuant to a rule adopted by the U.S. Securities and Exchange Commission ("SEC") in 2007. Notice and Access allows mutual funds and public companies to furnish proxy materials to shareholders over the Internet by providing shareholders with a notice indicating how to access the proxy materials online, as well as instructions on how shareholders can request a full set of printed proxy materials via mail. As a shareholder, you can select the means by which you access the Proxy Materials. You can view the Proxy Materials electronically via the Internet, or request a full set of printed Proxy Materials for this Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the Proxy Materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed Proxy Materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope.

If I request printed Proxy Materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

DWS_34138_NA_082224